Exhibit 4.1

=============================================================================================================================================

EXECUTION COPY

BANC OF AMERICA FUNDING CORPORATION,

Depositor

and

WELLS FARGO BANK, N.A.,

Trustee

_______________________________________________

TRUST AGREEMENT

Dated February 27, 2009

_______________________________________________

Banc of America Funding 2009-R1 Trust

Mortgage Certificate-Backed Certificates,
Series 2009-R1

TABLE OF CONTENTS

		Page

ARTICLE I
DEFINITIONS

Section 1.01	Definitions	1
Section 1.02	Interest Calculation	13

ARTICLE II
CONVEYANCE OF THE MORTGAGE CERTIFICATES AND THE ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01	Conveyance of the Mortgage Certificates	13
Section 2.02	Issuance of Certificates	14
Section 2.03	REMIC Designations and Related Matters	15
Section 2.04	Execution and Delivery of Certificates	16
Section 2.05	Representations and Warranties of the Depositor.	16

ARTICLE III
ADMINISTRATION OF THE MORTGAGE CERTIFICATES

Section 3.01	Collection of Distributions on the Mortgage Certificates; Certificate Account	18
Section 3.02	Distributions	18
Section 3.03	Allocation of Losses	20
Section 3.04	Statements to Certificateholders	21
Section 3.05	Notices to Trustee	23
Section 3.06	REMIC Covenants	23
Section 3.07	[Reserved]	24
Section 3.08	Annual Statement as to Compliance	24
Section 3.09	Assessments of Compliance and Attestation Reports.	24
Section 3.10	Reports to the Commission	26

ARTICLE IV
THE CERTIFICATES

Section 4.01	The Certificates	33
Section 4.02	Registration of and Limitations on Transfer and Exchange of Certificates.	35
Section 4.03	Mutilated, Destroyed, Lost or Stolen Certificates	41
Section 4.04	Persons Deemed Owners	42

-i-

-ii-

EXHIBIT A-A1	Form of Class A-1 Certificate
EXHIBIT A-A2A	Form of Rule 144A Global Class A-2 Certificate
EXHIBIT A-A2B	Form of Temporary Regulation S Global Class A-2 Certificate
EXHIBIT A-A2C	Form of Form of Permanent Regulation S Global Class A-2 Certificate
EXHIBIT A-A3	Form of Class A-3 Certificate
EXHIBIT A-A4A	Form of Rule 144A Global Class A-4 Certificate
EXHIBIT A-A4B	Form of Temporary Regulation S Global Class A-4 Certificate
EXHIBIT A-A4C	Form of Form of Permanent Regulation S Global Class A-4 Certificate
EXHIBIT A-AR	Form of Class A-R Certificate
EXHIBIT B	Schedule of Mortgage Certificates
EXHIBIT C	Relevant Servicing Criteria
EXHIBIT D	Additional Form 10-D Disclosure
EXHIBIT E	Additional Form 10-K Disclosure
EXHIBIT F	Form 8-K Disclosure Information
EXHIBIT G	Form of Sarbanes-Oxley Certification
EXHIBIT H	Form of Back-up Certification
EXHIBIT I	Form of Additional Disclosure Notification
EXHIBIT J-1	Form of Transferor’s Certificate for Transfers of the Rule 144A Global Certificates
EXHIBIT J-2	Form of Transferee’s Certificate for Transfers of the Rule 144A Global Certificates (including ERISA Certification)
EXHIBIT J-3	Form of Regulation S Transfer Certificate
EXHIBIT J-4	Form of Rule 144A Transfer Certificate
EXHIBIT J-5	Form of Clearing System Certificate
EXHIBIT K	Form of ERISA Representation Letter
EXHIBIT L	Form of Class A-R Investment Representation Letter
EXHIBIT M	Form of Residual Transfer Affidavit

-iii-

This Trust Agreement (“Trust Agreement” or “Agreement”), dated February 27, 2009, is by and between BANC OF AMERICA FUNDING CORPORATION, a Delaware corporation (the “Depositor”), as depositor, and WELLS FARGO BANK, N.A., a national banking association, not in its individual capacity, but solely as trustee (the “Trustee”) under this trust agreement.
WITNESSETH THAT:

In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.  Whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 3.10(c).

Accrual Period:  As to any Distribution Date and each Class of Certificates (other than the Class A-R Certificate), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

Additional Disclosure Notification:  The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information which is attached hereto as Exhibit I.

Additional Form 10-D Disclosure:  As defined in Section 3.10(b).

Additional Form 10-K Disclosure:  As defined in Section 3.10(c).

Affiliate:  With respect to any specified Person, for purposes of this Trust Agreement only, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

Assessment of Compliance:  As defined in Section 3.09(a).

Attestation Report:  As defined in Section 3.09(b).

Back-up Certification:  As defined in Section 3.10(e).

Beneficial Owner:  With respect to any Book-Entry Certificate maintained on the book entry records of the Depository, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

Book-Entry Certificate:  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, which will be on deposit with the Depository and registered in the name of its nominee, Cede & Co.

Business Day:  Any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the State of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

Call Right Holder:  A Certificateholder (other than Banc of America Securities LLC or an affiliate of Banc of America Securities LLC) who, as of the related Record Date, owns in the aggregate Certificates evidencing greater than 50% of the aggregate Class Balance of the outstanding P&I Certificates.

Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-R Certificates executed by the Trustee in substantially the forms annexed hereto.

Certificate Account:  The trust account established and maintained pursuant to Section 3.01.  Funds deposited in the Certificate Account shall be held in trust for the benefit of Certificateholders for the uses and purposes set forth in Article III.

Certificate Balance:  With respect to any P&I Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Balance of the Class of Certificates of which such Certificate is a part.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Trust Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be outstanding, unless 100% of the Percentage Interests of the related Class is held by such Persons.

Certificate Register:  The register maintained pursuant to Section 4.02.

Certification Parties:  As defined in Section 3.10(e).

Certifying Person:  As defined in Section 3.10(e).

Class:  Any of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-R Certificates.

Class A-1 Certificate:  Any of the Class A-1 Certificates issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A-A1, which represents a regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A1 Interest: A regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A-1 Loss Amount:  With respect to any Distribution Date, the amount, if any, by which the Class Balance of the Class A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 3.03(a) to such Class, without regard to the operation of Section 3.03(b).

Class A-2 Accretion Termination Date:  The Distribution Date following the Distribution Date on which the Class Balance of the Class A-1 Certificates has been reduced to zero.

Class A-2 Accrual Distribution Amount:  For any Distribution Date and the Class A-2 Certificates prior to the Class A-2 Accretion Termination Date, an amount with respect to such Class equal to the Interest Accrual Amount allocated but not currently distributable as interest to such Class pursuant to Section 3.02(b).

Class A-2 Certificate:  Any of the Class A-2 Certificates issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A-A2A, Exhibit A-A2B or Exhibit A-A2C, which represents a regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A2 Interest: A regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A-2 Loss Allocation Amount:  With respect to any Distribution Date, the lesser of (i) the Class Balance of the Class A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class A-2 Loss Allocation Amount and (ii) the Class A-1 Loss Amount with respect to such Distribution Date.

Class A-3 Certificate:  Any of the Class A-3 Certificates issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A-A3, which represents a regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A3 Interest: A regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A-3 Loss Amount:  With respect to any Distribution Date, the amount, if any, by which the Class Balance of the Class A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 3.03(a) to such Class, without regard to the operation of Section 3.03(b).

Class A-4 Accretion Termination Date:  The Distribution Date following the Distribution Date on which the Class Balance of the Class A-3 Certificates has been reduced to zero.

Class A-4 Accrual Distribution Amount:  For any Distribution Date and the Class A-4 Certificates prior to the Class A-4 Accretion Termination Date, an amount with respect to such Class equal to the Interest Accrual Amount allocated but not currently distributable as interest to such Class pursuant to Section 3.02(b).

Class A-4 Certificate:  Any of the Class A-4 Certificates issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A-A4A, Exhibit A-A4B or Exhibit A-A4C, which represents a regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A4 Interest: A regular interest in REMIC 1 for purposes of the REMIC Provisions.

Class A-4 Loss Allocation Amount:  With respect to any Distribution Date, the lesser of (i) the Class Balance of the Class A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class A-4 Loss Allocation Amount and (ii) the Class A-3 Loss Amount with respect to such Distribution Date.

Class A-R Certificate:  The Class A-R Certificate issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A-AR, which represents ownership of the Class R1 Interest.

Class Balance:  As to any Distribution Date and any Class of Certificates (other than the Class A-R Certificate), an amount equal to (a) the Original Class Balance thereof (plus, in the case of the Class A-2 and Class A-4 Certificates, any Class A-2 Accrual Distribution Amounts or Class A-4 Accrual Distribution Amounts, as applicable, previously added thereto), minus the sum of (i) all amounts previously distributed to such Class on account of principal pursuant to Section 3.02, (ii) the aggregate amount of Realized Loss Shortfalls previously allocated to such Class pursuant to Section 3.03(a) and (iii) in the case of the Class A-1 and Class A-3 Certificates, the aggregate amount previously allocated to such Class pursuant to Section 3.03(b) plus (b) the sum of (i) all increases in Class Balance previously allocated thereto pursuant to Section 3.03(a) and (ii) in the case of the Class A-1 and Class A-3 Certificates, any increases allocated thereto pursuant to Section 3.03(b).  The Class A-R Certificate has no Class Balance.

Class R1 Interest:  The residual interest in REMIC 1 for purposes of the REMIC Provisions.

Clearing System Certificate:  As defined in Section 4.02(d).

Closing Date:  February 27, 2009.

Code:  The Internal Revenue Code of 1986, as amended.

Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:  Client Manager BAFC 2009-R1, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services BAFC 2009-R1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders and the Depositor.

Commission:  The U.S. Securities and Exchange Commission.

Compliance Statement:  As defined in Section 3.08.

Corresponding Certificates:  With respect to the Class A1 Interest, the Class A-1 Certificates.  With respect to the Class A2 Interest, the Class A-2 Certificates.  With respect to the Class A3 Interest, the Class A-3 Certificates.  With respect to the Class A4 Interest, the Class A-4 Certificates.

Denomination:  The amount, if any, specified on the face of each Certificate (other than the Class A-R Certificate) of a Class representing the principal portion of the Original Class Balance of such Class evidenced by such Certificate.

Depositor:  Banc of America Funding Corporation, a Delaware corporation, and its successor in interest.

Depository:  The Depository Trust Company and any successor thereto appointed by the Depositor as a Depository; provided that the Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended; and provided, further, that no entity shall be a successor Depository unless the Notes held through such entity or its nominees are treated for U.S. federal income tax purposes as being in “registered form” within the meaning of Section 163(f) of the Code.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Disqualified Organization:  As defined in Section 4.02(i) hereof.

Distribution Date:  The same day as each Mortgage Certificate Distribution Date in each month, beginning in March 2009.

Distribution Statement:  As defined in Section 3.04 hereof.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of the Rating Agency at the time any amounts are held on deposit therein; following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 30 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee), acting in its fiduciary capacity or (iii) any other account acceptable to the Rating Agency.  Eligible Accounts may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

ERISA:  Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

ERISA Restricted Certificates:  The Class A-2, Class A-4 and Class A-R Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter’s Exemption.

Euroclear:  The Euroclear System and any successor thereto.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Exchange Date: The 40th day after the later of (i) commencement of the offering of the Certificates and (ii) the Closing Date.

Extraordinary Trust Expenses:  Any taxes payable pursuant to Section 5.03, any fees or expenses payable to a successor Trustee pursuant to Section 6.09 or indemnity payments to which the Trustee is entitled pursuant to Section 6.05.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Distribution Date:  The applicable Distribution Date set forth in the notice delivered by the Trustee of the final distribution on the related Certificates pursuant to Section 7.01.

Form 8-K Disclosure Information:  As defined in Section 3.10(d)

Holder:  See “Certificateholder.”

IDEA:  The Commission’s Interactive Data Electronic Applications.

Independent:  When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Trustee or in an affiliate of any of them, and (iii) is not connected with the Depositor or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Institutional Accredited Investor:  Institutional investors that are “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

Interest Accrual Amount:  As to any Distribution Date and each Class of Certificates (other than the Class A-R Certificate), (i) an amount equal to interest accrued during the related Accrual Period at the applicable Pass-Through Rate on the outstanding Class Balance of such Class prior to giving effect to any principal distributions or the allocation of any Realized Loss Shortfall on such Distribution Date, less (ii) the amount of Interest Reductions allocated to such Class pursuant to Section 3.03(c), on such Distribution Date less (iii) the amount of Extraordinary Trust Expenses allocated to such Class pursuant to Section 3.03(d) on such Distribution Date plus (iv) such Class’ pro rata share (based on any unpaid Interest Accrual Amounts from prior Distribution Dates, or if no such amounts remain unpaid, based on the Interest Accrual Amount calculated without regard to this clause (iv)) of any Class Unpaid Interest Shortfall (as defined in the Underlying Pooling Agreement) on the Mortgage Certificates paid on the related Mortgage Certificate Distribution Date.

Interest Distribution Amount:  As to any Distribution Date, an amount equal to the sum of: (i) all interest distributions received by the Trustee since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date) on the Mortgage Certificates as the Interest Distribution Amount (as defined in the Underlying Pooling Agreement), (ii) the interest portion of the Repurchase Price received by the Trustee in connection with any repurchase of the Mortgage Certificates pursuant to Section 2.05(f), and (iii) the interest portion of the Termination Price received by the Trustee in connection with the purchase of the Mortgage Certificates pursuant to Section 7.01.

Interest Reductions:  As to the Mortgage Certificates, the sum of (i) Non-Supported Interest Shortfalls (as defined in the Underlying Pooling Agreement), (ii) the interest portions of Realized Losses (as defined in the Underlying Pooling Agreement) and (iii) Relief Act Reductions (as defined in the Underlying Pooling Agreement) that are expressly allocated to the Mortgage Certificates pursuant to the Underlying Pooling Agreement.

Mortgage Certificate Balance:  With respect to the Mortgage Certificates and any Distribution Date, the certificate balance of the Mortgage Certificates as of the related Mortgage Certificate Distribution Date, before giving effect to distributions and any other principal balance reductions on such Mortgage Certificate Distribution Date.

Mortgage Certificate Distribution Date:  With respect to the Mortgage Certificates, the 20th day of each month or, if such day is not a business day, the next business day, as described in the Underlying Pooling Agreement.

Mortgage Certificate Schedule:  The schedule attached as Exhibit B hereto, such schedule setting forth as to the Mortgage Certificates their Mortgage Certificate Balance as of the

Mortgage Certificate Distribution Date in February 2009, after giving effect to principal distributions and other principal reductions on such Mortgage Certificate Distribution Date.

Mortgage Certificates:  The 12.02% percentage interest of Banc of America Funding 2006-D Trust, Class 5-A-2 Certificates.

Mortgage Loans:  The mortgage loans underlying the Mortgage Certificates, which are defined as the “Group 5 Mortgage Loans” in the Underlying Pooling Agreement.

Non Permitted Foreign Holder:  As defined in Section 4.02(i).

Offered Certificates:  The Class A-1 and Class A-3 Certificates.

Officer’s Certificate:  With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Trustee, except that any opinion of counsel relating to the qualification of the Trust REMIC as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel nationally recognized in the tax aspects of asset securitization.

Original Class Balance:  With respect to:

(i)	the Class A-1 Certificates, $14,156,088;

(ii)	the Class A-2 Certificates, $4,718,697;

(iii)	the Class A-3 Certificates, $1,000,000; and

(iv)	the Class A-4 Certificates, $250,001.

The Class A-R Certificate has no Original Class Balance.

Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

P&I Certificates:  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

Pass-Through Rate:  With respect to the Certificates (other than the Class A-R Certificate) and (i) through the Distribution Date in February 2016, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates (as defined in the Underlying Pooling Agreement) of the Mortgage Loans (based on the Stated Principal Balances (as defined in the Underlying Pooling Agreement) of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus 0.61856626%, and (ii) on and after the Distribution Date in March 2016, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates (as defined in the Underlying Pooling Agreement) of the Mortgage Loans (based on the Stated Principal Balances (as defined in the Underlying Pooling Agreement) of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).  The Class A-R Certificate has no Pass-Through Rate.  With respect to the REMIC 1 Regular Interests, the Pass-Through Rate of the Corresponding Certificates.

Percentage Interest:  With respect to any Certificate (other than the Class A-R Certificate), the percentage obtained by dividing the Denomination of such Certificate on the Closing Date by the Original Class Balance of the related Class of Certificates.  As to the Class A-R Certificate, 100%.

Permitted Transferee:  As defined in Section 4.02(i).

Permanent Regulation S Global Certificate:  As defined in Section 4.01.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any federal, state, county or municipal government or any political subdivision thereof.

Physical Certificates:  The Class A-R Certificate.

Plan:  As defined in Section 4.02(e).

Principal Distribution Amount:  As to any Distribution Date, an amount equal to the sum of (i) all amounts received by the Trustee with respect to the Mortgage Certificates since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date) as principal on the Mortgage Certificates, (ii) the principal portion of the Repurchase Price received by the Trustee in connection with any repurchase of the Mortgage Certificates pursuant to Section 2.05(f), and (iii) the principal portion of the Termination Price received by the Trustee in connection with the purchase of the Mortgage Certificates pursuant to Section 7.01.

Private Certificates:  The Class A-2, Class A-4 and Class A-R Certificates.

Prohibited Transaction:  Has the meaning assigned to it in Section 860F of the Code.

Prospectus Supplement:  The Depositor’s prospectus supplement, dated February 27, 2009, pursuant to which the Offered Certificates are being offered.

Qualified Institutional Buyer:  The meaning given by Rule 144A.

Rating Agency:  Fitch Ratings, or its successor in interest.

Realized Loss Shortfall:  With respect to any Distribution Date, any amount by which the aggregate Class Balance of the P&I Certificates, as determined after taking into account distributions on the Certificates pursuant to Section 3.02, exceeds the Mortgage Certificate Balance of the Mortgage Certificates, after giving effect to any principal distributions and any other principal reductions on the related Mortgage Certificate Distribution Date.

Record Date:  With respect to each Distribution Date, the last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month in which such Distribution Date occurs.

Recovery:  With respect to any Distribution Date, any amount by which the Mortgage Certificate Balance of the Mortgage Certificates, after giving effect to any principal distributions and any other principal reductions on the related Mortgage Certificate Distribution Date, exceeds the aggregate Class Balance of the P&I Certificates after taking into account distributions on the P&I Certificates pursuant to Section 3.02.

Registrar:  Initially the Trustee, in its capacity as Registrar, or any successor to the Trustee in such capacity.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Regulation S Transfer Certificate:  As defined in Section 4.02(c).

Relevant Servicing Criteria:  The Servicing Criteria applicable to the various parties, as set forth on Exhibit C attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Trustee, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such party.

REMIC:  A “real estate mortgage investment conduit” as defined in Section 860D of the Code.

REMIC 1:  As defined in Section 2.03.

REMIC 1 Regular Interests:  The Class A1, Class A2, Class A3 and Class A4 Interests, as designated in Section 2.03.

REMIC Distribution Amount:  As of any Distribution Date, the amount received, or deemed received, by the Trustee in respect of the Mortgage Certificates.

REMIC Provisions:  Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter I of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

REMIC Returns:  As defined in Section 5.01.

Reportable Event:  As defined in Section 3.10(d).

Reporting Servicer:  As defined in Section 3.10(c)(i).

Repurchase Price:  With respect to Mortgage Certificates repurchased pursuant to Section 2.05(f), the sum of (i) the Mortgage Certificate Balance of the Mortgage Certificates as of the next Distribution Date, (ii) one month’s interest on the Mortgage Certificate Balance of the Mortgage Certificates at the pass-through rate for the Mortgage Certificates and (iii) any Extraordinary Trust Expenses as of such date of repurchase.

Residual Transfer Affidavit:  As defined in Section 4.02(h)(2).

Responsible Officer:  With respect to the Trustee, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement.

Rule 144A:  Rule 144A promulgated under the Securities Act.

Rule 144A Global Certificate:  As defined in Section 4.01.

Rule 144A Transfer Certificate:  As defined in Section 4.02(d).

Sarbanes-Oxley Certification:  As defined in Section 3.10(c).

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Seller:  Banc of America Securities LLC.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Function Participant: Any third party vendor or subcontractor that is participating in the servicing function within the meaning of Item 1122 of Regulation AB.

Startup Day:  As defined in Section 2.03(c).

Temporary Regulation S Global Certificate:  As defined in Section 4.01 hereof.

Termination Price:  As defined in Section 7.01 hereof.

Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

Trust:  The trust created by this Agreement.

Trust Fund:  The corpus of the Trust consisting of (i) the Mortgage Certificates, (ii) all distributions on the Mortgage Certificates payable after the Closing Date, and (iii) amounts held from time to time by the Trustee in the Certificate Account.

Trust REMIC:  REMIC 1.

Trustee:  Wells Fargo Bank, N.A., a national banking association, in its capacity as trustee and its successor in interest, and any successor trustee appointed as herein provided.

Trustee Fee:  Initially, a one-time fee paid to the Trustee by the Depositor as compensation for services provided under this Trust Agreement.  Thereafter, if any successor Trustee is appointed as provided in this Trust Agreement, the monthly fee to be negotiated between the Depositor and such successor Trustee pursuant to Section 6.09.

Uncertificated Accrued Interest:  With respect to the REMIC 1 Regular Interests on each Distribution Date, an amount equal to one month’s interest at the applicable Pass-Through Rate on the Uncertificated Balance of such interest.  In the case of the REMIC 1 Regular Interests, Uncertificated Accrued Interest on each Distribution Date will be reduced by the Interest Reductions and Extraordinary Trust Expenses allocated to the Corresponding Certificates.

Uncertificated Balance:  The amount of any REMIC 1 Regular Interest outstanding as of any date of determination.  On each Distribution Date, the Uncertificated Balance of each such REMIC 1 Regular Interest, shall be reduced by all distributions of principal made on such REMIC 1 Regular Interest on such Distribution Date pursuant to Section 2.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Loss Shortfalls as provided in Section 2.03, and if and to the extent necessary and appropriate, the Class A2 Interest shall be increased by the Class A-2 Accrual Distribution Amount and the Class A4 Interest shall be increased by the Class A-4 Accrual Distribution Amount and, if and to the extent necessary and appropriate, shall be increased on such Distribution Date by increases allocated to the Corresponding Certificates as provided in Section 2.03.  The Uncertificated Balance of each REMIC 1 Regular Interest shall never be less than zero.

Underlying Custodian:  U.S. Bank National Association.

Underlying Depositor:  Banc of America Funding Corporation.

Underlying Distribution Date Statements: With respect to the Mortgage Certificates and each Mortgage Certificate Distribution Date, the reports provided to the Trustee as holder of the Mortgage Certificates by the Underlying Securities Administrator.

Underlying Master Servicer:  Wells Fargo Bank, N.A.

Underlying Pooling Agreement:  The pooling and servicing agreement, dated April 28, 2006, among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association, pursuant to which the Mortgage Certificates were issued.

Underlying Securities Administrator:  Wells Fargo Bank, N.A.

Underlying Servicer:  Bank of America, National Association.

Underlying Servicing Agreement:  The servicing agreement, dated April 28, 2006, by and between Bank of America, National Association and Banc of America Funding Corporation.

Underlying Transaction:  Banc of America Funding 2006-D Trust.

Underlying Trustee:  U.S. Bank National Association

Underwriter:  Banc of America Securities LLC.

Underwriter’s Exemption:  An exemption listed in, and as amended by, Prohibited Transaction Exemption 2007-05, 72 Fed. Reg. 13130 (March 20, 2007) and any successor exemption or any substantially similar exemption granted by the U.S. Department of Labor.

Section 1.02 Interest Calculation.

Interest in respect of the Certificates and other interest calculations shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

ARTICLE II

CONVEYANCE OF THE MORTGAGE CERTIFICATES AND THE ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of the Mortgage Certificates.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, in trust on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Certificates, including all distributions thereon payable after the Closing Date.  In connection with such assignment, the Depositor shall cause the records of the Depository to reflect that the Trustee is the beneficial owner of the Mortgage Certificates as of the Closing Date.

The assignment of the Mortgage Certificates accomplished hereby is absolute and is intended as a sale.  The Depositor hereby pledges and grants to the Trustee for the benefit of the Certificateholders a security interest in the Depositor’s interest in the Trust Fund to secure payment (in the event of recharacterization notwithstanding the parties’ intent) and performance by the Depositor of its obligations hereunder.  The Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Certificates, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Trustee agrees to execute any documents prepared by the Depositor in order for the Depositor to effect such security interest.

The Depositor hereby directs the Trustee to execute on behalf of the Trust Fund any letters of representation and related riders required by the Depository with respect to the Book-Entry Certificates.

The duty of the Trustee to accept the Mortgage Certificates and issue the Certificates is subject to the following conditions precedent:

(a) the Trustee shall have received the following documents in form and substance satisfactory to it:

(i) an Officer’s Certificate of the Depositor certifying as to (A) the persons authorized to execute and deliver this Agreement and any other documents to be executed and delivered by it hereunder, (B) its authorizing resolutions applicable to the transactions contemplated hereby and (C) its certificate of incorporation and by laws;

(ii) favorable opinions of Hunton & Williams LLP, counsel to the Depositor, for the benefit of the Trustee, the Depositor and the Underwriter, substantially in the forms heretofore agreed;

(iii) a favorable opinion of counsel to the Trustee, for the benefit of the Trustee, the Depositor and the Underwriter, substantially in the form heretofore agreed;

(iv) instructions from the Depositor as to the authentication, registration and delivery of the Certificates; and

(v) evidence that the Certificates have received the ratings set forth in the Prospectus Supplement by the Rating Agency.

(b) the Trustee shall have received such other approvals, opinions or documents as it may reasonably request.

Section 2.02 Issuance of Certificates.

The Trustee acknowledges the transfer and delivery to it of the Mortgage Certificates in the manner described in Section 2.01 hereof, and concurrently with such delivery has caused to be duly executed, authenticated and delivered to or upon the order of the

Depositor, in exchange for the Mortgage Certificates together with all other assets included in the definition of “Trust Fund,” receipt of which is hereby acknowledged, Certificates in authorized denominations evidencing ownership of the entire Trust Fund.

In connection with the issuance of the Certificates, the Trustee shall deliver to the Depositor the following documents:

(a) a certificate of a Responsible Officer of the Trustee certifying as to:

(i) the Responsible Officers authorized to execute, authenticate and deliver the Certificates and to execute and deliver this Agreement and any other documents to be executed and delivered by it hereunder;

(ii) its authorizing resolutions applicable to the transactions contemplated hereby; and

(iii) its charter and by laws; and

(b) such other approvals, opinions or documents as the Depositor may request.

Section 2.03 REMIC Designations and Related Matters.

(a)           REMIC 1.

(i)           The Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Certificates and such amounts as shall be deemed held in the Certificate Account as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 1.”  The Class R1 Interest will represent the sole class of “residual interests” in REMIC 1 for purposes of the REMIC Provisions.  REMIC 1 will issue four regular interests for purposes of the REMIC Provisions, designated as the Class A1 Interest, Class A2 Interest, Class A3 Interest and Class A4 Interest, each with an initial Uncertificated Balance equal to the Original Class Balance of the Corresponding Certificates and with a pass-through rate equal to the Pass-Through Rate of the Corresponding Certificates.

(ii)           On each Distribution Date, the Trustee will be deemed to distribute the interest portion of the REMIC Distribution Amount to pay Uncertificated Accrued Interest on the Class A1 Interest, Class A2 Interest, Class A3 Interest and Class A4 Interest, plus any such amounts remaining unpaid from prior Distribution Dates, which amount shall equal the Interest Accrual Amount of the Corresponding Certificates in each case to the extent actually distributed thereon.  On each Distribution Date, the Trustee will be deemed to distribute the principal portion of the REMIC Distribution Amount to reduce the Uncertificated Balance of the Class A1 Interest, Class A2 Interest, Class A3 Interest and Class A4 Interest until the Uncertificated Balances equal the Class Balances of the Corresponding Certificates and will increase the Uncertificated Balance of the Class A2 Interest to the extent of any Class A-2 Accrual Distribution Amount and the Class A4 Interest to the extent of any Class A-4 Accrual Distribution Amount.  Realized

Loss Shortfalls will be allocated to the Class A1 Interest, Class A2 Interest, Class A3 Interest and Class A4 Interest in reduction of their respective Uncertificated Balances at the same time and in the same manner as such Realized Loss Shortfalls are allocated to the Corresponding Certificates.  Increases in the Class Balances of the Corresponding Certificates pursuant to Section 3.03(a) and 3.03(b) will be allocated to the Class A1 Interest, Class A2 Interest, Class A3 Interest and Class A4 Interest at the same time and in the same manner as such increases are allocated to the Corresponding Certificates.  Any remaining REMIC Distribution Amount will be distributed to the Class A-R Certificate (in respect of the Class R1 Interest).

(b)           Notwithstanding anything to the contrary contained herein, the above distributions in Section 2.03(a) (other than on the Certificates) are deemed distributions, and distributions of funds from the Certificate Account shall be made only in accordance with Section 3.02 hereof.

(c)  The Closing Date is hereby designated as the “startup day” of the Trust REMIC (the “Startup Day”) within the meaning of Section 860G(a)(9) of the Code.

(d)  If a “tax matters person” is required to be designated with respect to the Trust REMIC, the Holder of the Class A-R Certificate, by acceptance of such Certificate, shall be deemed to agree to act as “tax matters person” for the Trust REMIC and to perform the functions of “tax matters partner” for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code and shall be deemed to have agreed to the irrevocable designation of the Trustee as its agent in performing the functions of “tax matters person” and “tax matters partner.”

(e)  Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the “latest possible maturity date” of the regular interests in REMIC 1 is the day three years following the Distribution Date in May 2036.

(f)  All provisions of this Agreement shall be construed so as to effectuate the intent of the parties hereto that REMIC 1 be treated as a REMIC at all times and neither the Trust nor any party hereto shall enter into or knowingly cause (directly or indirectly) a Prohibited Transaction or a contribution after the Startup Day (within the meaning of Section 860G of the Code) to occur so long as any of the Certificates are outstanding or cause the Trust REMIC to fail to qualify as a REMIC during any taxable year.

Section 2.04 Execution and Delivery of Certificates.

The Trustee acknowledges that it has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Certificates together with all other assets included in the definition of “Trust Fund,” receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

Section 2.05 Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Trustee for the benefit of the Certificateholders as follows:

(a) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business and to perform its obligations under this Trust Agreement.

(b) This Trust Agreement has been duly authorized, executed and delivered by the Depositor and, assuming the valid execution thereof by the Trustee, this Trust Agreement will constitute a valid and binding agreement of the Depositor enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equity principles.

(c) Neither the issuance or delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of this Trust Agreement, will conflict with or result in the breach of any material term or provision of the charter or by laws of the Depositor, and the Depositor is not in breach or violation of or in default (nor, to the best of the Depositor’s knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any agreement to which the Depositor is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor or the ability of the Depositor to perform its obligations under this Trust Agreement.

(d) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by this Trust Agreement, except such as have been obtained.

(e) Upon execution and delivery by the Trustee of this Trust Agreement and delivery to the Depositor of the Certificates, the Trust will acquire the Mortgage Certificates free of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest.

(f) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the Mortgage Certificates to the Trustee.  Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties, which breach materially and adversely affects the interests of the Certificateholders in the Mortgage Certificates (referred to herein as a “breach”), the party discovering such breach shall give prompt written notice to the other party.  Within 90 days of its discovery or its receipt of notice of a breach of the representation and warranty set forth in subclause (e) above, the Depositor shall cure such breach in all material respects or repurchase the Mortgage Certificates from the Trustee at the Repurchase Price.  The Repurchase Price shall be deposited by the Trustee in the Certificate Account.

Within 90 days of its discovery or its receipt of notice of breach or the discovery that the Mortgage Certificates do not constitute a “qualified mortgage” within the meaning of

Section 860G(a)(3) of the Code, the Depositor shall use its best efforts to cure such breach or shall repurchase the Mortgage Certificates from the Trustee at the Repurchase Price.  The Repurchase Price shall be deposited by the Trustee in the Certificate Account.

ARTICLE III

ADMINISTRATION OF THE MORTGAGE CERTIFICATES

Section 3.01 Collection of Distributions on the Mortgage Certificates; Certificate Account.

(a) The Trustee shall establish and maintain with itself a trust account (the “Certificate Account”) entitled “Banc of America Funding 2009-R1 Trust Mortgage Certificate-Backed Certificates, Series 2009-R1 Certificate Account,” which shall be an Eligible Account, in which the Trustee shall, subject to the terms of this paragraph and to Section 6.05, deposit each distribution received by the Trustee with respect to the Mortgage Certificates no later than the close of business on the day of receipt.  On each Distribution Date, before making the distributions referred to in Section 3.02 below, the Trustee shall withdraw from the Certificate Account the amount of any Extraordinary Trust Expenses with respect to such Distribution Date and distribute such amount to the appropriate parties.  The Trustee shall use all reasonable efforts to collect all distributions due with respect to the Mortgage Certificates and, consistent with such efforts, follow the procedures described in the following sentence.  If the Trustee shall not have received a distribution with respect to the Mortgage Certificates by the first Business Day after the date on which such distribution was due and payable pursuant to the terms of the Mortgage Certificates, the Trustee shall notify the Certificateholders, request such payment as promptly as possible in accordance with law and shall, subject to the second to last sentence of this paragraph, take such legal action as directed by the Holders of Certificates entitled to at least 51% of the aggregate voting rights of all Certificates.  The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of any such legal action shall be reimbursable to the Trustee out of the proceeds of any such action and shall be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders in accordance with Section 3.02 hereof.  In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Trustee shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by the Certificateholders.  In the event any such indemnity is provided to the Trustee, the Trustee shall take such action as shall be directed by the Holders of Certificates entitled to at least 51% of the aggregate voting rights of all Certificates.

(b) Amounts on deposit in the Certificate Account shall remain uninvested.

Section 3.02 Distributions.

(a) Upon receipt of the Underlying Distribution Date Statements with respect to each Mortgage Certificate Distribution Date, the Trustee shall promptly calculate the amount of distributions set forth below in subsections (b) and (c) of this Section 3.02 and shall make such distributions to the Certificateholders of record of each Class of Certificates on the related Record Date in the priorities set forth below.  Distributions to Certificateholders will be made by wire transfer in immediately available funds if a Certificateholder has provided to the Trustee wire instructions at least five Business Days prior to the applicable Distribution Date or by check mailed to the address of that Certificateholder as it appears on the books of the Registrar if that Certificateholder has not provided wire instructions; provided that the final distribution in respect of any Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee.  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code.  The consent of the Certificateholders shall not be required for any such withholding.  In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

(b) On each Distribution Date, the Trustee shall withdraw the Interest Distribution Amount from the Certificate Account and distribute it concurrently, to the P&I Certificates, pro rata, in an amount equal to their respective Interest Accrual Amounts, and any shortfall being allocated among such Classes in proportion to the amount of the Interest Accrual Amounts that would have been distributed in the absence of such shortfall; provided, however, that until (i) the Class A-2 Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-2 Certificates will instead be distributed in reduction of the Class Balance of the Class A-1 Certificates and (ii) the Class A-4 Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-4 Certificates will instead be distributed in reduction of the Class Balance of the Class A-3 Certificates, each as specified in Section 3.02(c).

(c) With respect to the Certificates:

(1) On each Distribution Date prior to the Class A-2 Accretion Termination Date, the Class A-2 Accrual Distribution Amount will be allocated to the Class A-1 Certificates until their Class Balance has been reduced to zero.

(2) On each Distribution Date prior to the Class A-4 Accretion Termination Date, the Class A-4 Accrual Distribution Amount will be allocated to the Class A-3 Certificates until their Class Balance has been reduced to zero.

(3) On each Distribution Date, the Trustee shall withdraw the Principal Distribution Amount for the P&I Certificates from the Certificate Account and shall distribute it, concurrently, as follows:

I.          93.7887488592%, sequentially, as follows:

first, to the Class A-1 Certificates, until their Class Balance has been reduced to zero; and

second, to the Class A-2 Certificates, until their Class Balance has been reduced to zero.

II.          6.2112511408%, sequentially, as follows:

first, to the Class A-3 Certificates, until their Class Balance has been reduced to zero; and

second, to the Class A-4 Certificates, until their Class Balance has been reduced to zero.

(d) On each Distribution Date, any amounts remaining in the Certificate Account after the distributions in Section 3.02(b) and (c) shall be distributed to the Class A-R Certificate (in respect of the Class R1 Interest).

(e) Distributions of interest and principal, as applicable, to each Holder of a Certificate of a Class will be made, to the extent described above, on each Distribution Date in an amount equal to each such Holder’s Percentage Interest multiplied by the amount to be distributed in respect of such Class of Certificates.

Section 3.03 Allocation of Losses.

(a) Subject to Section 3.03(b), on each Distribution Date (i) Realized Loss Shortfalls for the P&I Certificates will be applied, pro rata, in reduction of the Class Balances thereof and (ii) the Class Balances of the P&I Certificates will be increased, pro rata, by the amount of any Recoveries for the Mortgage Certificates.

(b) (i)  On any Distribution Date on which the Class A-2 Loss Allocation Amount is greater than zero, the Class Balance of the Class A-2 Certificates will be reduced by the Class A-2 Loss Allocation Amount and, notwithstanding Section 3.03(a), the Class Balance of the Class A-1 Certificates will not be reduced by the Class A-2 Loss Allocation Amount.  Notwithstanding the foregoing, on any Distribution Date on which the Class A-1 Loss Amount exceeds the Class Balance of the Class A-2 Certificates prior to any reduction for the Class A-2 Loss Allocation Amount, such excess will be allocated in reduction of the Class Balance of the Class A-1 Certificates.  Any increase in the Class Balance allocated to the Class A-1 Certificates pursuant to Section 3.03(a) will instead increase the Class Balance of the Class A-2 Certificates.

(ii)   On any Distribution Date on which the Class A-4 Loss Allocation Amount is greater than zero, the Class Balance of the Class A-4 Certificates will be reduced by the Class A-4 Loss Allocation Amount and, notwithstanding Section 3.03(a), the Class Balance of the Class A-3 Certificates will not be reduced by the Class A-4 Loss Allocation Amount.  Notwithstanding the foregoing, on any Distribution Date on which the Class A-3 Loss Amount exceeds the Class Balance of the Class A-4 Certificates prior to any reduction for the Class A-4 Loss Allocation Amount, such excess will be allocated in reduction of the Class Balance of the Class A-3 Certificates.  Any increase in the Class Balance allocated to the Class A-3 Certificates pursuant to Section 3.03(a) will instead increase the Class Balance of the Class A-4 Certificates.

(c) On each Distribution Date, Interest Reductions with respect to the Mortgage Certificates will be applied to reduce the Interest Accrual Amounts for each of the P&I Certificates, pro rata, provided, however, (i) any such Interest Reductions allocated to the Class A-1 Certificates will instead be allocated to reduce the Interest Accrual Amount of the Class A-2 Certificates until such Interest Accrual Amount is reduced to zero and (ii) any such Interest Reductions allocated to the Class A-3 Certificates will instead be allocated to the reduce the Interest Accrual Amount of the Class A-4 Certificates until such Interest Accrual Amount is reduced to zero.

(d) On each Distribution Date, Extraordinary Trust Expenses will be applied to reduce the Interest Accrual Amounts for each of the P&I Certificates, pro rata, provided, however, (i) any such Extraordinary Trust Expenses allocated to the Class A-1 Certificates will instead be allocated to reduce the Interest Accrual Amount of the Class A-2 Certificates until such Interest Accrual Amount is reduced to zero, and (ii) any such Extraordinary Trust Expenses allocated to the Class A-3 Certificates will instead be allocated to the reduce the Interest Accrual Amount of the Class A-4 Certificates until such Interest Accrual Amount is reduced to zero.

Section 3.04 Statements to Certificateholders.

On each Distribution Date, the Trustee shall prepare and make available to each Certificateholder and the Rating Agency on its website at “http://www.ctslink.com” or such other site as may be designated by the Trustee, a statement (the “Distribution Statement”) stating:

(1) the amount of interest distributed on each Class of P&I Certificates for such Distribution Date;

(2) the amount of principal distributed on each Class of P&I Certificates for such Distribution Date;

(3) the Interest Distribution Amount for such Distribution Date;

(4) the Principal Distribution Amount for such Distribution Date;

(5) the Interest Accrual Amount for each Class of Certificates (other than the Class A-R Certificate) distributable on such Distribution Date, the Class A-2 Accrual Distribution Amount and the Class A-4 Accrual Distribution Amount;

(6) the outstanding Class Balance of each Class of Certificates after giving effect to the distribution of principal and any allocation of Realized Loss Shortfalls made on such Distribution Date;

(7) the Mortgage Certificate Balance as of such Mortgage Certificate Distribution Date after giving effect to the distribution of principal made on the Mortgage Certificates and any allocation of any principal losses thereto in respect of such Mortgage Certificate Distribution Date;

(8) the amount of any Realized Loss Shortfalls allocated as of such Distribution Date;

(9) the amount of any Interest Reductions allocated as of such Distribution Date; and

(10) the Extraordinary Trust Expenses for such Distribution Date.

The amount set forth pursuant to subclauses (1) and (2) will be expressed as a dollar amount per Certificate will a $1,000 Denomination.  In addition to the information listed above, for every year in which the Depositor is subject to Exchange Act reporting with respect to the Certificates, such Distribution Date Statement shall also include, to the extent that the Trustee shall have received any such information from the Depositor, the Sponsor or the Underlying Master Servicer, as applicable, no later than four Business Days prior to the related Distribution Date, such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§ 229.1121) of Regulation AB, other than those data elements specified in Item 1121(a)(11), (12) and (14) for as long as reports on Form 10-D are required to be filed by the Trustee pursuant to Section 3.10.

The Trustee shall make available, upon request, copies of the Underlying Distribution Date Statements for any Mortgage Certificate Distribution Date to Holders of the Certificates.

Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in subclauses (1) and (2) above, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

The Trustee will also make available copies of the periodic reports the Trustee prepares and files with the Securities and Exchange Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendments to these reports available through this website promptly (but no later than one Business Day) after they are filed with the Securities and Exchange Commission.

Assistance in using the above-referenced website can be obtained by calling the Trustee’s customer service relations desk at (866) 846-4526.  The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties, and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.  As a condition to access to the Trustee’s internet website, the Trustee may require registration and the acceptance of a disclaimer.

Section 3.05 Notices to Trustee.

(a) Upon receipt of any notice or statement with respect to the Mortgage Certificates, the Trustee shall promptly mail such notice to the affected Certificateholders.  In the event such notice requests or requires any action by the Trustee or the Certificateholders, the Trustee shall not take any action except in accordance with written instructions from the affected Certificateholders pursuant to the fourth paragraph of Section 8.02.

(b) Upon receipt of notice of the final distribution on the Mortgage Certificates, the Trustee shall, if so required by the Underlying Pooling Agreement, surrender the Mortgage Certificates to the Underlying Securities Administrator for distribution of the final distribution thereon.

Section 3.06 REMIC Covenants.

For as long as the Trust REMIC shall exist, the Trustee and the Depositor shall act in accordance herewith to assure continuing treatment of the Trust REMIC as a REMIC within the meaning of the Code and related regulations and to avoid the imposition of United States federal income tax on the Trust REMIC.  In particular:

(a) The Trustee shall not create, or permit the creation of, any “interests” in the Trust REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-R Certificate and the REMIC 1 Regular Interests.

(b) Except as otherwise provided in the Code, (i) the Depositor shall not contribute to the Trust Fund and the Trustee shall not accept property unless substantially all of the property held in the Trust REMIC constitutes either “qualified mortgages” or “permitted investments” as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to the Trust REMIC after the start-up day unless such contribution would not subject the Trust Fund to the 100% tax on contributions to the Trust REMIC after the start-up day of the Trust REMIC imposed by Code Section 860G(d).

(c) The Trustee shall not accept on behalf of the Trust REMIC any fee or other compensation for services, and the Trustee shall not knowingly accept, on behalf of the Trust Fund any income from assets other than those permitted to be held by a REMIC.

(d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Certificates (other than in accordance with Sections 2.05 or 7.01), unless such sale is pursuant to a “qualified liquidation” of the Trust REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article VII.

(e) The Trustee shall maintain books with respect to the Trust Fund and the Trust REMIC on a calendar year taxable year basis and on an accrual basis.

(f) The Trustee shall not engage in a “prohibited transaction” (as defined in Code Section 860F(a)(2)) or accept a contribution after the Startup Day (within the meaning of Code Section 860G), except that, with the prior written consent of the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Depositor shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of United States federal income tax on the Trust REMIC and will not disqualify the Trust REMIC from treatment as a REMIC for United States federal income tax purposes; and, provided, further, that the Depositor shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Certificateholders and the Trustee and that such action will not adversely impact the rating of the Certificates.

Section 3.07 [Reserved].

Section 3.08 Annual Statement as to Compliance.

The Trustee shall deliver, or otherwise make available to the Depositor and the Rating Agency, no later than March 15th of each calendar year beginning in 2010, an Officer’s Certificate (a “Compliance Statement”), signed by an officer of the Trustee, stating, as to the signer thereof, that (a) a review of the activities of the Trustee during the preceding calendar year or portion thereof and of performance of the Trustee under this Agreement has been made under such officers’ supervision and (b) to the best of such officer’s knowledge, based on such review, the Trustee has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Such Compliance Statements shall contain no restrictions or limitations on their use.

In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, the Trustee shall provide a Compliance Statement pursuant to this Section 3.08 with respect to the period of time that the Trustee was subject to this Agreement.

Section 3.09 Assessments of Compliance and Attestation Reports.

(a) The Trustee, at its own expense, shall deliver, and shall cause any Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor on or before March 10th of each calendar year beginning in 2010 (provided that the Trustee shall make its best efforts to deliver such report by March 10th, but will not be in default in its obligation to so deliver such report unless it is not delivered by March 15th), a report regarding such party’s assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.10(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Trustee shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant.  When the Trustee (or any Servicing Function Participant engaged by it) submits its assessment to the Depositor, such party will also at such time include the assessment (and attestation pursuant to Section 3.09(b)) of each Servicing Function Participant engaged by it.

At any time after February 1 of each fiscal year, if the Trustee determines or is informed that the list of Relevant Servicing Criteria to be addressed in the report on assessment of compliance prepared by each Servicing Function Participant is no longer in complete accordance or no longer reasonably likely to be in complete accordance with the Relevant Servicing Criteria for such Servicing Function Participant as notified to the Depositor in the paragraph immediately above, the Trustee shall promptly inform the Depositor by written notice that such Servicing Function Participant is likely to address different Relevant Servicing Criteria in the report on assessment of compliance prepared by such Servicing Function Participant.  Following transmission of such notice, the Trustee shall negotiate with such Servicing Function Participants that the Trustee deems necessary so that all Relevant Servicing Criteria shall be addressed by one or more Servicing Function Participants and so that all Assessments of Compliance shall, in the determination of the Depositor, be satisfactory.

Within 10 calendar days of receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit C and notify the Depositor of any exceptions.  None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

(b) The Trustee shall cause, and shall cause each Servicing Function Participant engaged by it to cause, each at its own expense, on or before March 10th of each calendar year beginning in 2010 (provided that each of the Trustee shall make its best efforts to deliver such report by March 10th, but will not be in default in its obligation to so deliver such report unless it is not delivered by March 15th), a registered public accounting firm (which may also render other services to the Trustee or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (an “Attestation Report”) to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion.  Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of the Commission’s Regulation S-X.  Such Attestation Reports must be available for general use and not contain restricted use language.  If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor’s registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

Within 10 calendar days of receipt of such Attestation Reports, Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.  Neither the Trustee nor any Servicing Function Participant engaged by it shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, the Trustee shall provide and shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.09, coupled with an Attestation Report as required in this Section 3.09 with respect to the period of time that the Trustee was subject to this Agreement.

Section 3.10 Reports to the Commission.

(a) The Trustee shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying its reporting requirements under the Exchange Act.  Without limiting the generality of the foregoing, the Trustee shall prepare on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign such Forms on behalf of the Trust.  Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

(b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trustee shall file each Form 10-D with (i) a copy of the Distribution Statement for such Distribution Date attached thereto and (ii) a copy of the Underlying Distribution Date Statement for the related Mortgage Certificate Distribution Date.  Any disclosure in addition to the Distribution Statement for such Distribution Date that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit D hereto to the Depositor and directed and approved by the Depositor pursuant to the following paragraph.  The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.10(b).

As set forth on Exhibit D hereto, within 5 calendar days after the related Distribution Date, (i) the parties described on Exhibit D shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and the Depositor, to the extent known by a responsible officer thereof, in IDEA-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit I, and the Depositor shall be required to provide to the Trustee any such information relating to the Underlying Transaction, if any, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Trustee shall compile all such information provided to it in a Form 10-D prepared by it.  The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit D of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for review.  Within 2 Business Days after receipt of such copy, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of any written changes or approval, the Trustee shall be entitled to assume that such Form 10-D is in final form and the Trustee may proceed with the execution and filing of the Form 10-D.  No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.10(g)(ii).  Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Trustee that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Trustee in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be “no.”  The Trustee shall be entitled to rely on such representations in preparing, executing and/or filing any such report.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee.  Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 3.10(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon strictly observing all applicable deadlines in the performance of the duties under this Section 3.10(b) and also contingent upon any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary Additional Form 10-D Disclosure pursuant to any other applicable agreement.  The Trustee shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(c) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2010, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement:

(i) a Compliance Statement for (A) the Underlying Servicer, substantially in the form required by Section 2.17 of the Underlying Servicing Agreement, with respect to the Underlying Transaction (such Compliance Statement to be delivered or made available to the Depositor, the Trustee and the Rating Agency by no later than March 15th of each calendar year beginning in 2010), and (B) the Underlying Master Servicer and Trustee (together with the Underlying Servicer and the Underlying Trustee, the “Reporting Servicers”), as described under Section 3.08;

(ii) (A) the Assessment of Compliance for the Trustee, as described under Section 3.09(a), and the Assessments of Compliance for (1) the Underlying Servicer, substantially in the form required by Section 2.18 of the Underlying Servicing Agreement, and (2) the Underlying Securities Administrator, the Underlying Master Servicer and the Underlying Custodian, substantially in the form required by Section 3.21 of the Underlying Pooling Agreement, each with respect to the Underlying Transaction (such Assessments of Compliance to be delivered or made available to the Depositor, the Trustee and the Rating Agency by no later than March 15th of each calendar year beginning in 2010), and (B) if a Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if a Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the Trustee, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

(iii) (A) the Attestation Report for the Trustee, as described under Section 3.09(b), and the Attestation Reports for (1) the Underlying Servicer, substantially in the form required by Section 2.18 of the Underlying Servicing Agreement, and (2) the Underlying Securities Administrator, the Underlying Master Servicer and Underlying Custodian, substantially in the form required by Section 3.21 of the Underlying Pooling Agreement, each with respect to the Underlying Transaction (such Attestation Reports to be delivered or made available to the Depositor, the Trustee and the Rating Agency by no later than March 15th of each calendar year beginning in 2010), and (B) if any Reporting Servicer’s Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

(iv) a Sarbanes-Oxley Certification, as described in Section 3.10(e).

Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit E to the Depositor and directed and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 3.10(c).

As set forth on Exhibit E hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2010, (i) the parties described in Exhibit E shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and the Depositor, to the extent known by a responsible officer thereof, in IDEA-compatible format, or in such other format as otherwise agreed upon by the Depositor and the Trustee, any Additional Form 10-K Disclosure, together with an Additional Disclosure Notification in the form attached hereto as Exhibit I, and the Depositor shall be required to provide to the Trustee any such information relating to the Underlying Transaction, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Trustee shall compile all such information provided to it in a Form 10-K prepared by it.  The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit E of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for review.  Within three Business Days after receipt of such copy, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  No later than the close of business on the fourth Business Day  prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the “Sarbanes-Oxley Certification”) attached hereto as Exhibit G and required to be included with each Form 10-K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Trustee.   If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section

3.10(g)(ii).  Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Trustee that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Trustee in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be “no.”  The Trustee shall be entitled to rely on such representations in preparing, executing and/or filing any such report.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.10(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.10(c), Section 3.10(e), Section 3.08 and Section 3.09 and is also contingent upon any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary Additional Form 10-K Disclosure, any Compliance Statement and any Assessment of Compliance and Attestation Report pursuant to the any other applicable agreement.  The Trustee shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the Certificates (the “Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit F hereto to the Depositor and directed and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information, or any Form 8-K, except as set forth in this Section 3.10(d).

As set forth on Exhibit F hereto, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties described in Exhibit F shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and to the Depositor, to the extent known by a responsible officer thereof, in IDEA-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit I, and the Depositor shall be required to provide to the Trustee any such information relating to the Underlying Transaction, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Trustee shall compile all such information provided to it in a Form 8-K prepared by it.  The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit F of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Trustee shall forward electronically a copy of the Form 8-K to the Depositor for review.  No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  No later than 12:00 noon on the 4th Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.10(g)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trustee.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.10(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.10(d) and also contingent upon the any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary Form 8-K Disclosure Information pursuant to any other applicable agreement.  The Trustee shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(e) Each Form 10-K shall include a Sarbanes-Oxley Certification, exactly as set forth in Exhibit G attached hereto.  The Trustee shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-up Certification”), in the form attached hereto as Exhibit H, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, the “Certification Parties”) can reasonably rely.  A senior officer in charge of securitization of the Depositor shall serve as the Certifying Person on behalf of the Trust.  Such officer of the Certifying Person can be contacted at the address set forth in Section 8.05.

(f) Upon any filing with the Commission prepared and filed by the Trustee, the Trustee shall make available to the Depositor a copy of any such executed report, statement or information.

(g)           (i) The obligations set forth in paragraphs (a) through (g) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act.  On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, unless otherwise requested by the Depositor, the Trustee shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Depositor with respect to the Trust, with a copy to the Depositor.  At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this Section.

(ii)          In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately electronically notify the Depositor of such inability to make a timely filing with the Commission.  In the case of Form 10-D and Form 10-K, the Trustee and the Depositor will cooperate to prepare and file a Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Distribution Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Trustee will notify the Depositor within one calendar day of discovery and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.10(g) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each the Trustee performing its duties under this Section 3.10(g).  The Trustee shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(h) This Section 3.10 may be amended without the consent of the Certificateholders.

ARTICLE IV

THE CERTIFICATES

Section 4.01 The Certificates.

The Certificates shall be issued as Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates substantially in the respective forms attached as exhibits hereto.  Except as otherwise expressly provided herein, the Certificates of each Class will be issued in fully registered form only, and shall be numbered serially for identification.

The Offered Certificates shall be issued as one or more Book-Entry Certificates in minimum Denominations of $1,000 and increments of $1.00 in excess thereof registered in the name of Cede & Co. as nominee of the Depository.  The Private Certificates (other than the Class A-R Certificate) shall be issued as one or more Book-Entry Certificates in minimum Denominations of $25,000 and increments of $1.00 in excess thereof registered in the name of a nominee of the Depository.  Beneficial Owners will hold interests in the Certificates (other than the Class A-R Certificate) through the book entry facilities of the Depository.  The Class A-R Certificate shall be issuable in one registered, definitive physical certificate, substantially in the form of Exhibit A-1AR hereto.

The Private Certificates (other than the Class A-R Certificate) offered and sold to Qualified Institutional Buyers in reliance on Rule 144A under the Securities Act shall be issued in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons, substantially in the form of Exhibits A-A2A and A-A4A, respectively, hereto (each, a “Rule 144A Global Certificate”), which shall be deposited with the Trustee or an agent of the Trustee as custodian for the Depository and registered in the name of a nominee of the Depository.

The Private Certificates (other than the Class A-R Certificate) initially offered and sold to Institutional Accredited Investors in offshore transactions in reliance on Regulation S under the Securities Act shall be issued in the form of one or more temporary global certificates in definitive, fully registered form without interest coupons, substantially in the form of, respectively, Exhibits A-A2B  and A-A4B hereto (each, a “Temporary Regulation S Global Certificate”), which shall be deposited with the Trustee or an agent of the Trustee as custodian for the Depository and registered in the name of a nominee of the Depository for the account of designated agents holding on behalf of Euroclear or Clearstream.  Beneficial interests in each Temporary Regulation S Global Certificate may be held only through Euroclear or Clearstream; provided, however, that such interests may be exchanged for interests in a Rule 144A Global

Certificate in accordance with the certification requirements described in Section 4.02.  After the Exchange Date, a beneficial interest in a Temporary Regulation S Global Certificate may be exchanged for a beneficial interest in a corresponding permanent global certificate, substantially in the form of Exhibits A-A2C and A-A4C, respectively, hereto, as applicable (each, a “Permanent Regulation S Global Certificate”), in accordance with the procedures set forth in Section 4.02.  Each Permanent Regulation S Global Certificate shall be deposited with the Trustee or an agent of the Trustee as custodian for the Depository and registered in the name of a nominee of the Depository.

The Certificates may be printed or in typewritten or similar form and each Certificate shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, authenticated by the Registrar and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the Mortgage Certificates pursuant to Section 2.01 hereof.  The Offered Certificates shall be deposited with the Trustee or an agent of the Trustee as custodian for the Depository and registered in the name of a nominee of the Depository.

All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the delivery of such Certificates.  No Certificate shall be entitled to any benefit under this Trust Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Registrar substantially in the forms attached hereto, and such manual signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication and delivery.

As to any Certificate held through the Depository, the Trust Fund and the Trustee may for all purposes (including the making of distributions due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Beneficial Owners with respect to Book-Entry Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants.  Except under the circumstances set forth below, Beneficial Owners of Book-Entry Certificates shall not be entitled to physical certificates for such Certificates as to which they are the Beneficial Owners.  Requests and directions from, and votes of, the Depository as the authorized representative of the Beneficial Owners with respect to the Book-Entry Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.  Without the written consent of the Depositor and the Trustee, no Book-Entry Certificates may be transferred by the Depository except to a successor Depository that agrees to hold such Certificate for the account of the Beneficial Owners.

In the event The Depository Trust Company resigns or is removed as Depository, the Depositor may appoint a successor Depository.  If no successor Depository has been appointed within 30 days of the effective date of the Depository’s resignation or removal, each Beneficial Owner shall be entitled to definitive physical certificates representing the Book-Entry Certificates it beneficially owns.

No owner of a beneficial interest in a Book-Entry Certificate will be entitled to receive a certificate representing such owner’s interest in such Certificate except in the event that Definitive Certificates are issued for the Book-Entry Certificates.  The Certificates initially issued in book entry form will be issued in fully registered, certificated form to Certificateholders or their nominees (“Definitive Certificates”), rather than to the Depository or its nominee, only if the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor.

Upon the occurrence of the event described in the immediately preceding paragraph, the Trustee will be required to notify all Depository Participants of such event and the availability through the Depository of Definitive Certificates for the Certificateholders.  The Trustee shall be entitled to conclusively rely on a securities position listing as to the identity of the Depository Participants and the Depositor shall authorize the Depository to provide such a listing to the Trustee.  Upon surrender by the Depository of the certificate or certificates representing the Book-Entry Certificates, together with instructions for re-registration, the Trustee will issue (or cause to be issued) to the Certificateholders identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the Trustee will recognize the Holders of such Definitive Certificates as Certificateholders under this Agreement.

Section 4.02 Registration of and Limitations on Transfer and Exchange of Certificates.

(a) The Registrar shall cause to be kept at its Corporate Trust Office a certificate register (a “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute and the Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interests.

(b) (i)           Except as provided in Section 4.01 above and this Section 4.02, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (A) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Beneficial Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

(ii) All transfers by Beneficial Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owners.  Each Depository Participant shall only transfer Book-Entry Certificates of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(c) If a transfer of an Ownership Interest held by the related transferor in the form of a Rule 144A Global Certificate and also to be held by the related transferee in the form of a Rule 144A Global Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit J-1 hereto and a certificate from such Certificateholder’s prospective transferee substantially in the form attached as Exhibit J-2 hereto (as to which, in the case of the Book-Entry Certificates, the Certificateholder and the Certificateholder’s prospective transferee will be deemed to have made the representations and agreements contained therein), to the effect that, among other things, the transfer is being made to a Qualified Institutional Buyer in accordance with Rule 144A. If a transfer of an Ownership Interest held by the related transferor in the form of a Rule 144A Global Certificate and to be held by the related transferee in the form of a Temporary Regulation S Global Certificate, on or prior to the Exchange Date, or a Permanent Regulation S Global Certificate, after the Exchange Date, is to be made without registration under the Securities Act, then the Registrar shall refuse to register such transfer unless it receives (and upon receipt may conclusively rely upon) a certificate from the prospective transferee of the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit J-3 hereto (a “Regulation S Transfer Certificate”) (as to which, in the case of the Book-Entry Certificates, the Certificateholder’s prospective transferee will be deemed to have made the representations and agreements contained therein), to the effect that such transfer is being made to an Institutional Accredited Investor that is also a non-U.S. Person in accordance with Regulation S under the Securities Act.

(d) If any transfer of an Ownership Interest held by the related transferor in the form of a Temporary Regulation S Global Certificate or Permanent Regulation S Global Certificate, as the case may be, is to be made without registration under the Securities Act, then the Registrar shall refuse to register such transfer unless it receives (and upon receipt may conclusively rely upon) (i) in the case of a transfer to a transferee that takes delivery in the form of an Ownership Interest in a Rule 144A Global Certificate, a certificate from the Certificateholder desiring to effect such transfer substantially in the form of Exhibit J-4 hereto (a “Rule 144A Transfer Certificate”); and (ii) in the case of a transferee that takes delivery in the form of an Ownership Interest in a Temporary Regulation S Global Certificate, on or prior to the Exchange Date, or a Permanent Regulation S Global Certificate, after the Exchange Date, a Regulation S Transfer Certificate (as to which, in the case of the Book-Entry Certificates, the Certificateholder’s prospective transferee will be deemed to have made the representations and agreements contained therein) from the Certificateholder desiring to effect such transfer, to the effect that such transfer is being made to an Institutional Accredited Investor in accordance with Rule 903 or 904 of Regulation S of the Securities Act and that, if such transfer occurs on or prior to the Exchange Date, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.  An Ownership Interest held by the related transferor in the form of a Temporary Regulation S Global Certificate may be exchanged, only on or after the Exchange Date, for an Ownership Interest held by the related transferor in the form of a Permanent Regulation S Global Certificate, upon delivery to the Registrar of a certification substantially in the form of Exhibit J-5 hereto (a “Clearing System Certificate”).

(e) No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received (i) a representation letter, as set forth in Exhibit K, from the proposed Transferee to the effect that (A) such proposed Transferee is not an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code (collectively, a “Plan”) and is not a Person acting on behalf of any such Plan or using assets of a Plan or (B), except in the case of the Class A-R Certificate, such Person is purchasing such Certificate using the assets of an insurance company general account (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60) and the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (ii) in the case of an ERISA Restricted Certificate other than the Class A-R Certificate presented for registration in the name of a Plan, or a trustee or a custodian of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such Certificate by or on behalf of such Plan or with assets of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA or Section 4975 of the Code or, in the case of a governmental or church plan, a violation of any federal, state or local law substantially similar to the foregoing and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor.  Any Transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit K; provided, that any Transferee of the Class A-R Certificate that does not provide the representation letter as provided in clause (i) of the preceding sentence will be deemed to represent that it is neither a Plan nor a Person acting on behalf of or using the assets of a Plan.  For the purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Registrar by the acceptance by a Certificateholder of a Book-Entry Certificate of the beneficial interest in any such Class of Certificates, unless the Registrar shall have received from the Transferee an alternative representation acceptable in form and substance to the Trustee.  Notwithstanding anything to the contrary herein, any purported transfer of a Certificate in definitive form (other than the Class A-R Certificate) to or on behalf of a Plan or to any Person using assets of a Plan without delivery to the Trustee of a properly completed representation letter or an Opinion of Counsel satisfactory to the Trustee as described above or any transfer of the Class A-R Certificate to a Plan or any Person acting on behalf of, or with assets of, a Plan shall be void and of no effect.  The Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

(f) Each beneficial owner of a Class of P&I Certificates or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan or a person acting on behalf of, or using assets of, a Plan or (ii) it is an accredited investor within the meaning of the Underwriter’s Exemption.  If any P&I Certificate or any interest therein is acquired or held in violation of the provisions of this Section 4.02, the next preceding permitted owner or beneficial owner shall be treated as the owner or beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of such a Certificate or any interest therein, was effected in violation of the provisions of this Section 4.02 will indemnify to the extent permitted by law and hold harmless the Depositor and the Trustee from and against any liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(g) By acceptance of any Private Certificate, the Holder thereof specifically agrees with the Depositor and the Trustee that no Transfer of such Private Certificate shall be made unless the requirements of this Section 4.02 and the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such Transfer is exempt from the registration requirements under the Securities Act because such Transfer is (i) in compliance with Rule 144A under the Securities Act, to a person whom the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act or (ii) is in accordance with Rule 903 or 904 of Regulation S of the Securities Act, outside the United States to an entity that is an Institutional Accredited Investor and who is also not a U.S. Person (as defined in Regulation S of the Securities Act).

(h) Each Person who acquires or holds the Class A-R Certificate or any Ownership Interest therein (i) shall be a Qualified Institutional Buyer, (ii) shall be deemed by its acceptance, acquisition or holding of such Ownership Interest to have agreed to be bound by the provisions of this Section 4.02, (iii) agrees that the Trustee and the Depositor shall require a certificate substantially in the form of Exhibit L hereto and (iv) hereby agrees to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring or holding any Ownership Interest in the Class A-R Certificate are expressly subject to the following provisions:

(1) Each Person acquiring or holding any Ownership Interest in the Class A-R Certificate shall be a Permitted Transferee and shall promptly give written notice to the Trustee of any change or impending change in its status as a Permitted Transferee.

(2) In connection with any proposed transfer of any Ownership Interest in the Class A-R Certificate, the Trustee shall require delivery to it and the proposed transferee shall execute and deliver to the transferor and the Trustee, an affidavit (a “Residual Transfer Affidavit”), substantially in the form attached hereto as Exhibit M, representing and warranting among other things, that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class A-R Certificate as a nominee, trustee or agent for any Person who is not a Permitted Transferee.  Such affidavit shall also contain, but not be limited to, the statement of the transferee that (i) the transferee historically has paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur tax liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due, (iv) the transferee will not cause income with respect to the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable treaty, of such transferee or any other person and (v) the transferee will not transfer the Class A-R Certificate to any Person that does not provide an affidavit substantially in the form attached as Exhibit M hereto.

(3) Notwithstanding the delivery of a Residual Transfer Affidavit by a proposed transferee under clause (2) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, the Trustee shall not consent to a transfer to such proposed transferee, and no transfer of any Ownership Interest to such proposed transferee shall be effected.

(4) Each Person acquiring or holding any Ownership Interest in the Class A-R Certificate shall agree (A) to require a Residual Transfer Affidavit from any other Person to whom such Person attempts to transfer its Ownership Interest in the Class A-R Certificate and (B) not to transfer its Ownership Interest unless it provides a certificate to the Trustee that the transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of Section 4.02(h)(2) are false.

(i) Notwithstanding the foregoing, the rights of a Person acquiring or holding any Ownership Interest in the Class A-R Certificate are expressly subject to the following provisions:

(1) The Trustee shall notify the Depositor upon actual knowledge of a Responsible Officer of the Trustee that the registration of transfer of the Class A-R Certificate was not in fact permitted by Section 4.02.  Upon actual knowledge of a Responsible Officer of the Trustee that any transfer or purported transfer has been made in violation of the provisions of this Section 4.02, such transfer or purported transfer shall be void ab initio, and the Trustee shall make any payments due after the date of such actual knowledge or notice to the last preceding Permitted Transferee and the last preceding Permitted Transferee shall be restored to all rights as holder thereof retroactive to the date of registration of such transfer or purported transfer of the Class A-R Certificate, and the Trustee shall re-register such Permitted Transferee as the holder of the Class A-R Certificate hereunder.  The Trustee shall not have any liability to any person for any registration of transfer of the Class A-R Certificate that is in fact not permitted by this Section 4.02 or so long as the transfer was registered in compliance with the provisions of this Section 4.02, for making any payments due on the Class A-R Certificate to the holder or purported holder thereof or for taking, any other action with respect to such holder or purported holder under the provisions of this Trust Agreement.

(2) The Trustee, upon actual notice to a Responsible Officer that the Class A-R Certificate has been transferred, either directly or indirectly, to any person that is a Disqualified Organization or an agent thereof (including a broker, nominee or middleman), shall furnish within 60 days of such notice or such sooner time as may be required by applicable law, to the Internal Revenue Service and the transferor of the Class A-R Certificate (or such agent) such information reasonably available to the Trustee necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate for periods after such transfer.  The Trustee may require reasonable compensation for providing such information (in which case such amount shall be permitted to be withdrawn from the Certificate Account); provided, however, that the Trustee shall in no event be excused from furnishing such information.

For purposes of this Trust Agreement, a “Permitted Transferee” is any person other than (1) the United States, any state or any political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Section 1381(a)(2)(C) of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511 (any such entity, a “Disqualified Organization”), (2) an entity treated as a U.S. partnership if any partner thereof, directly or indirectly (other than through a U.S. corporation) is (or is permitted to be under the partnership agreement) a Non Permitted Foreign Holder, (3) a “United States person” as defined in Section 7701(a)(30) of the Code with respect to whom the income on the Class A-R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such person or any other United States person, (4) an “electing large partnership” within the meaning of Section 775 of the Code, (5) any other person designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such person may cause the Trust REMIC to fail to qualify as a REMIC or cause the Trust REMIC or any person having an Ownership Interest in the Class A-R Certificate to incur a liability for any federal tax imposed under the Code that would not be imposed other than on account of such transfer, or (6) a person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, unless that person (i) holds the Class A-R Certificate in connection with the conduct of a U.S. trade or business and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI, or (ii) provides both the transferor and the Trustee an Opinion of Counsel from a nationally recognized tax counsel that such person’s ownership of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person described in this clause (6), a “Non Permitted Foreign Holder”).

(j) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interests upon surrender of the Certificates to be exchanged at the Corporate Trust Office.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(k) Each Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.  Certificates delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.

(l) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

(m) All Certificates surrendered for registration of transfer and exchange shall be canceled by the Registrar and delivered to the Trustee for subsequent destruction without liability on the part of either.

Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Registrar or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold it and the Registrar harmless, then the Trustee shall execute and the Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor but bearing a number not contemporaneously outstanding.  Upon the issuance of any new Certificate under this Section 4.03, the Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) connected therewith.  Any duplicate

Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of a like Percentage Interest as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.  All Certificates surrendered to the Registrar under the terms of this Section 4.03 shall be canceled by the Registrar and delivered to the Trustee for subsequent destruction without liability on the part of either.

Section 4.04 Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.02 and at any other time for all other purposes whatsoever, and none of the Trustee, the Registrar, or any agent of the Trustee or the Registrar shall be affected by notice to the contrary.

ARTICLE V

CERTAIN TAX MATTERS

Section 5.01 Returns.

The Trustee, on behalf of the Trust, shall prepare, execute and timely file returns for each taxable year (the “REMIC Returns”) for the Trust REMIC as may be required under the REMIC Provisions or corresponding applicable state or local law (including, but not limited to IRS Form (Schedule Q)).  The Trustee, on behalf of the Trust, shall also prepare and execute any returns as may be required under any other applicable federal and state laws.  The Trustee shall maintain such information and records, including but not limited to the income and expenses with respect to the Mortgage Certificates and other assets and liabilities of the Trust Fund, and the adjusted basis of the Trust Fund and/or Trust REMIC property determined at such intervals as may be required by the Code, as may be necessary and appropriate to enable the preparation of any such returns, and shall take any and all actions necessary to ensure that any such returns are prepared and filed as required by this Section 5.01 and applicable law.  The fiscal year of the Trust and the Trust REMIC shall be the calendar year, and the books of the Trust REMIC shall be maintained on the accrual method of accounting.  The Trustee shall also prepare, execute and forward to the Certificateholders all information reports or tax returns required with respect to the Trust REMIC (including information relating to interest, original issue discount and market discount) as and when required to be provided to the Certificateholders and to the Internal Revenue Service and other governmental authorities in accordance with the REMIC Provisions and any other applicable federal, state or local laws.

Section 5.02 Election of REMIC Status.

The parties intend that the Trust REMIC shall constitute, and that the affairs of the Trust REMIC shall be conducted so as to qualify the Trust REMIC as a REMIC.  In such manner as may be required by the Code, the Trustee shall elect to treat the Trust REMIC as a REMIC and make the appropriate designations in accordance with Section 2.03 hereof on the federal income tax return of the Trust REMIC for its first taxable year, in accordance with the

REMIC Provisions.  The Trustee, on behalf of the Trust, shall make all other elections that may be required for the qualification of the Trust REMIC as a REMIC under federal, state or local law.

Section 5.03 REMIC Administration.

The Trustee shall, subject to the conditions specified in the penultimate sentence of this Section 5.03, (a) pay on behalf of the Trust REMIC the amount of any United States federal income tax, including, without limitation, prohibited transaction taxes and taxes on certain contributions to the Trust REMIC after the Startup Day, imposed on the Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings) and (b) within 30 days of the Closing Date, (i) obtain a taxpayer identification number for the Trust REMIC on Form SS-4 and (ii) furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as may otherwise be required by the Code, the name, title and address of the person that Certificateholders may contact for tax information relating to their Certificates (and the Trustee shall act as the representative of the Trust REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time and in the manner required by the Code.  The Trustee shall not be required to advance any funds other than funds made available pursuant to Section 3.01(a) for any taxes paid by it pursuant to clause (a) of the preceding sentence, except to the extent that such taxes are imposed as the result of the bad faith, willful misfeasance or negligence of the Trustee in the performance of its obligations hereunder.  The Trustee shall not knowingly take any action, or omit to take any action, if such action or omission may cause the Trust REMIC to fail to qualify as a REMIC during any taxable year.

ARTICLE VI

THE TRUSTEE

Section 6.01 Representation and Warranties.

The Trustee represents and warrants to the Depositor as follows:

(a) The Trustee has been duly organized and is validly existing as a national banking association with power and authority to own its properties and conduct its business and to perform its obligations under this Trust Agreement.

(b) This Trust Agreement has been duly authorized, executed and delivered by the Trustee and, assuming the valid execution thereof by the Depositor, is enforceable against the Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equity principles.

(c) None of the issuance or delivery of the Certificates, the consummation of any other of the transactions contemplated herein, or compliance with the provisions of this Trust

Agreement, will conflict with or result in the breach of any material term or provision of the charter or by laws of the Trustee, and the Trustee is not in breach or violation of or in default (nor, to the best of the Trustee’s knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any material agreement to which the Trustee is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Trustee of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Trustee or the ability of the Trustee to perform its obligations under this Trust Agreement.

(d) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Trustee of the transactions contemplated by this Trust Agreement, except such as have been obtained.

Section 6.02 Directions to Trustee.

The Trustee is hereby directed:

(a) to accept assignment of the Mortgage Certificates (and in connection therewith to execute such investment representation letters or similar instruments as may be required by the trustee, registrar, administrator or transfer agent for the Underlying Transaction) and to hold the Trust Fund in trust for the Certificateholders;

(b) to issue, execute and deliver the Certificates substantially in the forms annexed hereto in accordance with the terms of this Trust Agreement; and

(c) to take all other actions as shall be required to be taken by the terms of this Trust Agreement.

Section 6.03 Liability of the Trustee.

The Trustee shall be liable in accordance herewith only to the extent provided in Section 6.05 and only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.

The Trustee, upon receipt of all certificates, opinions, documents or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Trust Agreement, shall determine whether they are in the form required by this Trust Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, opinion, document or other instrument furnished to it pursuant to this Trust Agreement.

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the

Certificateholders under this Agreement, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of any of the obligations of the Depositor or any other Person.

The Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Opinion of Counsel, Officer’s Certificate, certificate of auditors or any other certificate, statement (including, without limitation, any Mortgage Certificate Distribution Date Statement), instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

The Trustee may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

The Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the by the Holders of Certificates entitled to at least 51% of the aggregate voting rights of all Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement.

The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

Section 6.04 Merger or Consolidation of the Trustee.

Any Person into which the Trustee may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall satisfy the requirements for a successor trustee specified in the first sentence of Section 6.09; provided, further, that the Trustee and such surviving Person shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

Section 6.05 Limitation on Liability of the Trustee and Others; Indemnification.

In entering into this Trust Agreement, the Trustee acts solely as trustee hereunder and not in its individual capacity; and all persons having any claim under this Trust Agreement or under the Certificates by reason of the transactions contemplated hereby shall look only to the Trust Fund for payment or satisfaction thereof, subject to this Section 6.05.  The Trustee shall not be responsible for the validity or sufficiency of the Mortgage Certificates, the Trust Fund, any assignment or registration, or for any depreciation in the value of the Trust Fund, subject to this Section 6.05.  The recitals and statements contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Registrar on the Certificates and the representations and warranties of the Trustee in Section 6.01) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of such recitals and statements.

Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such person against liability for any breach of the warranty or representation made in Section 6.01 hereof or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Trustee and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and/or submitted by any Person respecting any matter arising hereunder.  The Trustee need not investigate any fact or matter stated within such document.  The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability, damage, tax, claim, action, suit, cost or expense of any nature whatsoever incurred by, imposed on or asserted against the Trustee in any way relating to or arising out of this Trust Agreement, the administration of the Trust Fund, the action or inaction of the Trustee hereunder, or in connection with investigating, preparing or defending any legal action, commenced or threatened, relating to this Trust Agreement or the Mortgage Certificates, other than any loss, liability, damage, tax, claim, action or suit incurred solely by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  All sums due the Trustee pursuant to the foregoing indemnity shall be reimbursable to the Trustee out of any distribution received by the Trustee with respect to the Mortgage Certificates and shall be retained by the Trustee prior to the deposit of any remaining distribution in the Certificate Account pending distribution to Certificateholders in accordance with Section 3.02.  The Trustee shall not be under any obligation to appear in, prosecute or defend any legal action except in connection with the Mortgage Certificates under the circumstances described in Section 3.01; provided, however, that the Trustee shall, at the written request of Holders of Certificates entitled to at least 66 2/3% of the aggregate voting rights of all Certificates, undertake any such legal action which the Certificateholders making such request shall specify with respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder provided that such Certificateholders shall have provided the Trust with such indemnity and/or security against all costs and expenses of the Trustee (including legal fees and expenses) as the Trustee may reasonably require.  All rights of indemnification hereunder shall survive the termination of this Agreement and the resignation or termination of the Trustee hereunder.

Section 6.06 Delegation of Duty by Trustee.

In carrying out its obligations under this Trust Agreement, the Trustee may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them and shall not be liable for the negligence, default or misconduct of any such agents, attorneys, accountants, independent contractors or auditors if such agents, attorneys, accountants, independent contractors, custodians, nominees or auditors shall have been selected with reasonable care.

Section 6.07 Trustee Fee.

The Trustee shall be entitled to receive the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), for all services rendered by it in the execution of the trust created by this Trust Agreement and in the exercise and performance of any of the powers and duties under this Trust Agreement of the Trustee.

No provision of this Trust Agreement or of the Certificates shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 6.08 Resignation and Removal of the Trustee.

The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to the Rating Agency.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.  The Trustee shall be paid all amounts owed to it hereunder upon its resignation or withdrawal.

If at any time the Trustee shall become incapable of acting, or shall file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, or a receiver or conservator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee and one copy to the Rating Agency.

The Depositor or the Holders of Certificates entitled to at least 66 2/3% of the aggregate voting rights of all Certificates may at any time remove the Trustee with cause and appoint a successor trustee by written instrument or instruments, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed, one complete set to the successor so appointed and one complete set to the Rating Agency.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.09 hereof.

The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

Section 6.09 Successor Trustee.

Any successor trustee appointed as provided in Section 6.08 hereof shall be a bank, trust company or other fiduciary authorized to administer trusts, subject to regulation or supervision by federal or state authority and having a combined capital and surplus of at least $50,000,000.  Any such successor trustee shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein.  The predecessor Trustee shall transfer to the successor trustee the Mortgage Certificates and shall turn over all related documents and statements held hereunder.  In addition, the predecessor Trustee and, upon request of the successor trustee, the Depositor shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations, subject, however, to the payment of all amounts due the predecessor Trustee under this Trust Agreement.

In the event that Wells Fargo Bank, N.A. is no longer the Trustee, the successor trustee shall be entitled to receive as compensation for its respective activities under this Agreement a monthly fee to be negotiated with the Depositor and paid to such successor trustee from funds on deposit in the Certificate Account as an Extraordinary Trust Expense.  The Depositor shall notify the Rating Agency of the amount of such negotiated monthly fee.

The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.  Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such Trustee hereunder to the Rating Agency and to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

No Trustee hereunder shall be personally liable hereunder by reason of any act or failure to act of any predecessor or successor trustee hereunder.

Section 6.10 Compliance with REMIC Provisions.

The Trustee shall at all times (a) exercise reasonable care to conduct the affairs of the Trust REMIC at all times that any Class of Certificates is outstanding so as to maintain the status of the Trust REMIC as a REMIC under the REMIC Provisions and (b) exercise reasonable care not to take any action or omit to take any action that would cause the termination of the status of the Trust REMIC as a REMIC or that would subject the Trust REMIC to tax.  The Trustee agrees to sign the federal and, if applicable, state and local income tax or information returns or reports of the Trust REMIC.

Section 6.11 REMIC Losses.

In the event  that the Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Fund as a result of the location of the Trustee, the Trustee shall indemnify the Trust Fund against any and all losses, claims, damages, liabilities or expenses

(“Losses”) resulting from such negligence or location, as the case may be, including, without limitation, any reasonable attorneys’ fees imposed on or incurred as a result of a breach of the Trustee’s or any co-trustee’s covenants.

ARTICLE VII

TERMINATION

Section 7.01 Termination Upon Distribution to Certificateholders or Upon Purchase by the Call Right Holder.

Subject to Section 7.02, this Trust Agreement and the respective obligations and responsibilities of the Depositor and the Trustee created hereby shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article III or (B) the optional purchase by a Call Right Holder of the Mortgage Certificates in the Trust Fund as described below; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

The Call Right Holder may, at its option, purchase the Mortgage Certificates from the Trust on any Distribution Date on which the Mortgage Certificate Balance as of such Distribution Date is less than 10% of the certificate balance of the Mortgage Certificates as of the Underlying Distribution Date in February 2009 (after giving effect to any distributions thereon on such date), at a price (a “Termination Price”) equal to the sum of (i) 100% of the certificate balance of the Mortgage Certificates after giving effect to distributions on the Underlying Distribution Date immediately preceding such Distribution Date plus one month’s interest at the Mortgage Certificate Interest Rate on the Mortgage Certificate Balance as of the Underlying Distribution Date occurring in the month preceding the month of such Distribution Date and (ii) any Extraordinary Trust Expenses as of such date.  Any such purchase shall be accomplished by the Call Right Holder (a) providing written notice to the Trustee of its intention to purchase the Mortgage Certificates no later than the end of the calendar month preceding the month of the Final Distribution Date and (b) remitting, not later than the Business Day preceding the Final Distribution Date, the Termination Price to the Trustee for deposit into the Certificate Account.  If such right is exercised, the Trustee shall, promptly following payment of the Termination Price, release to the Call Right Holder or its designee the Mortgage Certificates.

Notice of any termination, specifying the Final Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the first day and not later than the 15th day of the month of such final distribution specifying (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any interest in excess of such Certificateholder’s Percentage Interest of the allocation of such Class’s Interest Accrual Amount for such Final Distribution Date.  Upon presentation and surrender of a Certificate, the Trustee shall cause to be distributed to the Holder thereof such Holder’s final distribution.

On the Final Distribution Date, any amount remaining on deposit in the Certificate Account (other than amounts required to be distributed pursuant to Article III) after payment to the Trustee of any amounts to which it is entitled hereunder will be distributed on the Class A-R Certificate.

Section 7.02 Additional Termination Requirements.

If the Call Right Holder exercises its purchase option as provided in Section 7.01, the Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 7.02 will not (i) result in the imposition of taxes on “prohibited transactions” of the Trust REMIC as defined in Section 860F of the Code, or (ii) cause the Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i) Within 90 days prior to the Final Distribution Date set forth in the notice given by the Call Right Holder, the Trustee shall adopt a plan of liquidation for the Trust REMIC specifying the first day in the 90-day liquidation period and meeting the requirements of a “qualified liquidation” under Section 860F of the Code and any regulations thereunder.  The Trustee shall attach such plans of liquidation to the Trust REMIC’s final tax return;

(ii) During such 90-day liquidation period, and at or prior to the time of making the final payment on such Certificates, the Trustee shall sell the Mortgage Certificates and all of the assets of the Trust REMIC to such Call Right Holder for cash; and

(iii) On the date specified for final payment on the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 3.02 and shall distribute or credit, or cause to be distributed or credited, to holder of the Class A-R Certificate all cash on hand in the Trust REMIC after such final payment (other than cash retained to meet claims) in complete liquidation of the Trust REMIC.

By its acceptance of the Class A-R Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Trustee and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Certificates are purchased pursuant to Section 7.01.

Section 7.03 Failure of Certificateholders to Surrender Certificates.

In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Final Distribution Date, the Trustee shall give a written notice to such remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01 Amendment.

This Trust Agreement may be amended from time to time by the Trustee and the Depositor without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provision herein, (iii) to maintain the qualification of the Trust REMIC as a REMIC or prevent the imposition of United States federal income tax on the Trust REMIC, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not adversely affect in any material respect the interests of any Certificateholder as evidenced by (a) an Opinion of Counsel (which shall not be an expense of the Trustee), or (b) a letter from the Rating Agency confirming that such action will not result in the reduction or withdrawal of the then current rating of any outstanding Class of Certificates, or (v) to add such other provisions with respect to matters or questions arising under this Trust Agreement that shall not be materially inconsistent with other provisions of this Trust Agreement provided that such change shall not adversely affect in any material respect the interests of any Certificateholder as evidenced by (a) an Opinion of Counsel (which shall not be an expense of the Trustee), or (b) a letter from the Rating Agency confirming that such action will not result in the reduction or withdrawal of the then current rating of any outstanding Class of Certificates.  This Trust Agreement may also be amended from time to time by the Trustee and the Depositor with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the percentage of the Certificates of each affected Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding or (iii) permit the removal of the Trustee without cause.

Notwithstanding any contrary provision of this Trust Agreement, the Trustee shall not consent to any amendment to this Trust Agreement unless it shall have first received an

Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that such amendment is permitted hereunder and will not result in the imposition of United States federal income tax on the Trust REMIC and will not disqualify such REMIC from treatment as a REMIC for United States federal income tax purposes at any time that any Certificates are outstanding.  The Trustee shall not be required to consent to any amendment which, in its reasonable judgment, adversely affects the interests of the Trustee hereunder.

Promptly after the execution of any amendment to this Trust Agreement requiring the consent of Certificateholders, the Trustee shall furnish a copy of such amendment to each Certificateholder and to the Rating Agency.

The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 8.02 Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

No Certificateholder shall have any right to vote (except as provided in Section 3.01, Section 8.01 or this Section 8.02) or in any manner otherwise control the operation and management of the Trust Fund (except as provided in Section 3.01), or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

Except in the case of an action, suit or proceeding against the Trustee in respect to a breach or alleged breach of its duties and responsibilities hereunder, no Certificateholder shall have any right by virtue of any provisions of this Trust Agreement to institute any action, suit or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless such Holder previously shall have given to the Trustee a written notice of the basis of such action, suit or proceeding, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of the same Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Holder of a Certificate and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder of Certificates, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Any consent, vote, waiver or like action to be taken by the Trustee with respect to the Mortgage Certificates will be taken in accordance with the instructions of a vote of affected Certificateholders.  The voting rights exercisable by the Trustee on behalf of the Trust with respect to any proposals shall be allocated to the Certificates without regard to Class.  The Trustee will cast its vote in accordance with the instructions given by those Certificateholders who hold a majority of the principal amount of the Certificates from whom instructions are received (whether or not such Certificateholders hold a majority of the entire such Class).  In the event no such instructions are received, the Trustee shall not cast any vote.

Section 8.03 Limitation on Liability of the Depositor and Others.

Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any other such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor and its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and/or submitted by any Person respecting any matter arising hereunder.

Section 8.04 Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.05 Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at (a) in the case of the Depositor, Banc of America Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255, Attention:  General Counsel and Chief Financial Officer, or to such other address as may hereafter be furnished to the Trustee in writing by the Depositor; and (b) in the case of the Trustee, at its Corporate Trust Office, or to such other address as may hereafter be furnished to the Depositor in writing by the Trustee.  Any notice required or permitted to be mailed to a

Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed to a Holder within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice.  Any notice mailed to the Trustee shall be effective only upon receipt.

Section 8.06 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.07 Certificates Nonassessable and Fully Paid.

It is the intention of this Agreement that Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 2.02 are and shall be deemed fully paid.

Section 8.08 Execution in Counterparts.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

BANC OF AMERICA FUNDING CORPORATION,
as Depositor

By: /s/ Scott Evans
Name: Scott Evans
Title:  Senior Vice President

WELLS FARGO BANK, N.A.,
as Trustee

By: /s/ Amy Doyle
Name:  Amy Doyle
Title:  Vice President

STATE OF MARYLAND)
                                             ) ss:
COUNTY OF HOWARD )

On this ___ day of February, 2009 before me, a notary public in and for the State of ____________, personally appeared Amy Doyle, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

                                               /s/
Notary Public

My Commission Expires:

STATE OF NORTH CAROLINA )
                                                           ) ss:
COUNTY OF MECKLENBURG    )

On this 27th day of February, 2009, before me, a notary public in and for the State of North Carolina personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                             /s/ Blair Autrey
Notary Public

My Commission Expires:

October 4, 2010

EXHIBIT A-A1

FORM OF CLASS A-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A1-1

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-1

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$14,156,088
Denomination:	$[__________]
CUSIP No.:	05955C AA5
ISIN No.:	US05955CAA53

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A1-2

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: _______________________________

Authenticated:

By:_________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF CLASS A-1 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The

Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                          _________________________________________
                Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number _______________________, or, if mailed by check, to ____________________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

                               This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ___________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A2A

FORM OF RULE 144A GLOBAL CLASS A-2 CERTIFICATE

RULE 144A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED,

A-A2A-1

RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A2A-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-2

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$4,718,697
Denomination:	$[__________]
CUSIP No.:	05955C AC1
ISIN No.:	S05955CAC10

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A2A-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: _____________________________

Authenticated:

By:___________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF RULE 144A GLOBAL CLASS A-2 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The

Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                               ______________________________________
                    Signature by or on behalf of assignor

                                                                           DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
______________________________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number ______________, or, if mailed by check, to _____________________________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A2B

FORM OF TEMPORARY REGULATION S GLOBAL CLASS A-2 CERTIFICATE

THIS CERTIFICATE IS A TEMPORARY REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY REGULATION S GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE TRUST AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERENCED HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

A-A2B-1

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A2B-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-2

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$4,718,697
Denomination:	$[__________]
CUSIP No.:	U0596H AA7
ISIN No.:	USU0596HAA78

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A2B-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: __________________________________

Authenticated:

By:________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF TEMPORARY REGULATIONS
GLOBAL CLASS A-2 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                                              ___________________________________
                    Signature by or on behalf of assignor

                                                                             DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds __________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number ___________________________, or, if mailed by check, to ________________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A2C

FORM OF PERMANENT REGULATION S GLOBAL CLASS A-2 CERTIFICATE

THIS CERTIFICATE IS A PERMANENT REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS PERMANENT REGULATION S GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE TRUST AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERENCED HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

A-A2C-1

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A2C-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-2

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$4,718,697
Denomination:	$[__________]
CUSIP No.:	U0596H AA7
ISIN No.:	USU0596HAA78

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A2C-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: ___________________________________

Authenticated:

By:________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF PERMANENT REGULATIONS
GLOBAL CLASS A-2 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                                                   _________________________________________
                        Signature by or on behalf of assignor

                                                                                              DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number ___________________________, or, if mailed by check, to _______________________________________________________________________________.
Statements should be mailed to __________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________.

This information is provided by ____________________________________________________________________________________________________,
the assignee named above, or  ___________________________________________________________________________________________________________________
as its agent.

EXHIBIT A-A3

FORM OF CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A3-1

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-3

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$1,000,000
Denomination:	$[__________]
CUSIP No.:	05955C AB3
ISIN No.:	US05955CAB37

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A3-2

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                      February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By:  _________________________________

Authenticated:

By: __________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF CLASS A-3 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The

Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                      ____________________________________
            Signature by or on behalf of assignor

                        DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________
account number ______________, or, if mailed by check, to ____________________________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A4A

FORM OF RULE 144A GLOBAL CLASS A-4 CERTIFICATE

RULE 144A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED,

A-A4A-1

RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A4A-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-4

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$250,001
Denomination:	$[__________]
CUSIP No.:	05955C AD9
ISIN No.:	US05955CAD92

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A4A-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: _________________________________

Authenticated:

By: __________________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF RULE 144A GLOBAL CLASS A-4 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The

Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                                _____________________________________
                Signature by or on behalf of assignor

                                                                                      DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________
__________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________
for the account of ____________________________________________________________________________________________________________________________,
account number __________________________, or, if mailed by check, to ________________________________________________________________________________.
Statements should be mailed to __________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________.

This information is provided by ____________________________________________________________________________________________________,
the assignee named above, or  ___________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A4B

FORM OF TEMPORARY REGULATION S GLOBAL CLASS A-4 CERTIFICATE

THIS CERTIFICATE IS A TEMPORARY REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY REGULATION S GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE TRUST AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERENCED HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

A-A4B-1

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A4B-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-4

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$250,001
Denomination:	$[__________]
CUSIP No.:	U0596H AB5
ISIN No.:	USU0596HAB51

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A4B-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                      February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: ____________________________________

Authenticated:

By: ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF TEMPORARY REGULATIONS
GLOBAL CLASS A-4 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                                                        ______________________________________
                    Signature by or on behalf of assignor

                                                                                     DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number __________________________, or, if mailed by check, to _________________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-A4C

FORM OF PERMANENT REGULATION S GLOBAL CLASS A-4 CERTIFICATE

THIS CERTIFICATE IS A PERMANENT REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS PERMANENT REGULATION S GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE TRUST AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT REFERENCED HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE (1) IN THE UNITED STATES, PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (2) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) WHICH ARE ALSO NOT “U.S. PERSONS” IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

A-A4C-1

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 4.02 OF THE TRUST AGREEMENT REFERENCED HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE TRUST AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A4C-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-4

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
Pass Through Rate:	Variable
Original Class Balance:	$250,001
Denomination:	$[__________]
CUSIP No.:	U0596H AB5
ISIN No.:	USU0596HAB51

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-A4C-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By: __________________________________

Authenticated:

By: ______________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF PERMANENT REGULATIONS
GLOBAL CLASS A-4 CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Distribution Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                                                                                            ___________________________________
                                            Signature by or on behalf of assignor

                                                                    DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number ____________________________, or, if mailed by check, to _______________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT A-AR

FORM OF CLASS A-R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE TRUST AGREEMENT.  A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT D-3 TO THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN OR A PERSON ACTING ON BEHALF OF, OR USING ASSETS OF, A PLAN SHALL BE MADE.

THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY TO DISQUALIFIED ORGANIZATIONS, NON U.S. PERSONS OR AGENTS OF EITHER, AS SET FORTH IN SECTION 4.02 OF THE TRUST AGREEMENT AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT SUBSTANTIALLY IN THE FORM OF EXHIBIT M TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED TRANSFEREE, (B) IT HAS HISTORICALLY PAID ITS

A-AR-1

DEBTS AS THEY HAVE COME DUE AND INTENDS TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, (C) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES WITH RESPECT TO THIS CERTIFICATE IN EXCESS OF CASH FLOWS GENERATED HEREBY, (D) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE, (E) IT WILL NOT CAUSE INCOME WITH RESPECT TO THIS CLASS A-R CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE, WITHIN THE MEANING OF AN APPLICABLE TREATY, OF ITSELF OR ANY OTHER PERSON AND (F) IT WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT DOES NOT PROVIDE A SIMILAR AFFIDAVIT.  ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

A-AR-2

BANC OF AMERICA FUNDING 2009-R1 TRUST
MORTGAGE CERTIFICATE-BACKED CERTIFICATES,
SERIES 2009-R1, CLASS A-R

evidencing a nonassessable, fully paid percentage
interest in a Trust Fund which consists primarily
of certain “Mortgage Certificates” (as defined in the
Agreement referred to herein)

Certificate No.:
Closing Date:	February 27, 2009
First Distribution Date:	March 20, 2009
CUSIP No.:	05955C AE7
ISIN No.:	US05955CAE75

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor or the Trustee referred to below or any of their respective Affiliates.  Neither this Certificate nor the Mortgage Certificates are guaranteed or insured by any governmental agency or instrumentality.

This certifies that __________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of Mortgage Certificates deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust Fund was created pursuant to a Trust Agreement dated  February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The final distribution hereon will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office of the Trustee.

No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, nor a person acting on behalf of, or using assets of, any such plan or arrangement, which representation letter shall not be an expense of the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code or any person acting on behalf of, or using assets of, such a plan or arrangement, shall be void and of no effect.

A-AR-3

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Registrar.

A-AR-4

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   February 27, 2009

WELLS FARGO BANK, N.A., as Trustee

By:__________________________________

Authenticated:

By: ______________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A., as Registrar

FORM OF REVERSE OF CLASS A-R CERTIFICATE

BANC OF AMERICA FUNDING 2009-R1 TRUST

Mortgage Certificate-Backed Certificates, Series 2009-R1

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding 2009-R1 Trust, Mortgage Certificate-Backed Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement and to the extent funds are available, a distribution will be made on the same day as each Mortgage Certificate Distribution Date, commencing with the Mortgage Certificate Distribution Date in March 2009 (the “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is as set forth in the Agreement.

Distributions on this Certificate shall be made by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Registrar upon surrender of this Certificate for registration of transfer at the office of the Registrar accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the

Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement shall terminate upon the earlier to occur of (A) the final distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement or (B) the optional purchase by the Call Right Holder of the Mortgage Certificates in the Trust Fund at a purchase price determined as provided in the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
___________________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                   ___________________________________
                    Signature by or on behalf of assignor

                                                                  DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
___________________________________________________________________________________________________________________________________________
for the account of _____________________________________________________________________________________________________________________________,
account number ____________________________, or, if mailed by check, to _______________________________________________________________________________.
Statements should be mailed to ___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________.

This information is provided by _____________________________________________________________________________________________________,
the assignee named above, or  ____________________________________________________________________________________________________________________,
as its agent.

EXHIBIT B

SCHEDULE OF MORTGAGE CERTIFICATES

Issuer/Issuing Entity	Class	Certificate Balance	Percentage Interest	Underlying Pooling Agreement
Banc of America Funding 2006-D Trust	5-A-2	$20,124,786	12.02%	Pooling and Servicing Agreement, dated April 28, 2006, among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association.

B-1

EXHIBIT C

RELEVANT SERVICING CRITERIA

Servicing Criteria		Parties Responsible
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Trustee
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
Trustee
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Trustee
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Trustee
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
Trustee

Servicing Criteria		Parties Responsible
Reference	Criteria
General Servicing Considerations
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
Trustee
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Trustee
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Trustee
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
Trustee
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Trustee
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	Trustee
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	Trustee
Pool Asset Administration

Servicing Criteria		Parties Responsible
Reference	Criteria
General Servicing Considerations
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	Not applicable
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements	Not applicable
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Not applicable
1122(d)(4)(iv)
Payments on pool  assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
Not applicable
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	Not applicable
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Not applicable
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not applicable
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Not applicable
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	Not applicable

Servicing Criteria		Parties Responsible
Reference	Criteria
General Servicing Considerations
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
Not applicable
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Not applicable
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	Not applicable

EXHIBIT D

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information Any information required by 1121 which is NOT included on the Monthly Statement	Trustee Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee and Depositor
▪ Sponsor (Seller)	Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Trustee
▪ Servicer	Depositor
▪ Master Servicer	Trustee
▪ Custodian	Depositor
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Servicer or Trustee)	Trustee and Depositor
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
Depositor
Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Trustee

D-1

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold
▪ Requesting required financial information or effecting incorporation by reference
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage
▪ Requesting required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trustee
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

D-2

EXHIBIT E

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trustee Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold
▪ Requesting required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage
▪ Requesting required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee and Depositor
▪ Sponsor (Seller)	Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Trustee
▪ Master Servicer	Trustee
▪ Servicer	Trustee and Depositor
▪ Custodian	Depositor
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Servicer or Trustee)	Trustee and Depositor
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor
▪ Servicer	Trustee and Depositor
▪ Trustee	Trustee
▪ Master Servicer	Trustee
▪ Securities Administrator	Trustee
▪ Any other 1108(a)(3) servicer	Trustee and Depositor
▪ Any 1110 Originator	Depositor
▪ Any 1112(b) Significant Obligor	Depositor
▪ Any 1114 Credit Enhancement Provider	Depositor
▪ Any 1115 Derivate Counterparty Provider	Depositor
▪ Any other 1101(d)(1) material party	Depositor
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor
▪ Servicer	Trustee and Depositor
▪ Trustee	Trustee
▪ Master Servicer	Trustee
▪ Securities Administrator	Trustee
▪ Any other 1108(a)(3) servicer	Trustee and Depositor
▪ Any 1110 Originator	Depositor
▪ Any 1112(b) Significant Obligor	Depositor
▪ Any 1114 Credit Enhancement Provider	Depositor
▪ Any 1115 Derivate Counterparty Provider	Depositor
▪ Any other 1101(d)(1) material party	Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor
▪ Servicer	Trustee and Depositor
▪ Trustee	Trustee
▪ Master Servicer	Trustee
▪ Securities Administrator	Trustee
▪ Any other 1108(a)(3) servicer	Trustee and Depositor
▪ Any 1110 Originator	Depositor
▪ Any 1112(b) Significant Obligor	Depositor
▪ Any 1114 Credit Enhancement Provider	Depositor
▪ Any 1115 Derivate Counterparty Provider	Depositor
▪ Any other 1101(d)(1) material party	Depositor

EXHIBIT F

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties, but only to the extent they are a party
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
All parties, but only to the extent they are a party
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor
▪ Depositor	Depositor
▪ Servicer	Trustee and Depositor
▪ Master Servicer	Trustee
▪ Affiliated Servicer	Depositor
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Trustee and Depositor
▪ Other material servicers	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Trustee
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.
Depositor Trustee
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
Trustee Depositor (with respect to each, only to the extent they are a party)
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any Servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Trustee/Depositor
Reg AB disclosure about any new Servicer is also required.	Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee
Item 6.03- Change in Credit Enhancement or External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor/Trustee

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trustee
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	Depositor
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT G

FORM OF SARBANES-OXLEY CERTIFICATION

Banc of America Funding Corporation
Mortgage Certificate-Backed Certificates,
Series 2009-R1

I, [________], a [_____________] of Banc of America Funding Corporation (the “Depositor”), certify that:

1.
I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Funding 2009-R1 Trust (the “Exchange Act Periodic Reports”);

2.
Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.
Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5.
All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:  [______________________]

[_________], 20[__]

G-1

EXHIBIT H

FORM OF BACK-UP CERTIFICATION

Banc of America Funding Corporation
Mortgage Certificate-Backed Certificates,
Series 2009-R1

The [________] hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the [___________]’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

3.           To my knowledge, the distribution information required to be provided by the [__________] under the Trust Agreement for inclusion in the Reports is included in the Reports;

4.           I am responsible for reviewing the activities performed by the [_________] under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the [_________] required by the Trust Agreement, and except as disclosed in the Reports, the [_________] has fulfilled its obligations under the Trust Agreement in all material respects; and

5.           The report on assessment of compliance with servicing criteria applicable to the [_________] for asset-backed securities of the [_________] and each Subcontractor utilized by the [_________] and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the [_________] has reasonably relied on information provided to it by the following unaffiliated parties:  [names of servicer(s), subservicer, depositor, trustee, custodian(s)]

H-1

Date: _____________

[______________________]
as [_______________]

By:_____________________________________
Name:
Title:

H-2

EXHIBIT I

FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 443-367-3307 AND VIA EMAIL TO
cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE
ADDRESSES IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Client Manager-  BAFC 2009-R1—SEC REPORT PROCESSING

with a copy to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn:  General Counsel and Chief Financial Officer

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Trust Agreement, dated as of [         ][ ], 2009, among [            ], as [               ], [            ], as [               ], [            ], as [               ] and [            ], as [               ]. the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

I-1

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
    as [role]

    By: ________________________________________
Name:

I-2

EXHIBIT J-1

FORM OF TRANSFEROR CERTIFICATE
FOR TRANSFERS OF THE RULE 144A GLOBAL CERTIFICATES

[Date]

[REGISTRAR]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the “Certificates”)

Ladies and Gentlemen:

In connection with the sale by ______________________ (the “Transferor”) to __________________ (the “Transferee”) of the Certificates having an Original Class Balance as of February 27, 2009 (the “Closing Date”) of $______________ (the “Transferred Certificates”). The Certificates, including the Transferred Certificates, were issued pursuant to the Trust Agreement, dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A. (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Transferor hereby certifies, represents and warrants to you, as Registrar, and for the benefit of the Depositor, the Trustee and the Transferee, that:

1.           The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

2.           Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

3.           The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act (a “Qualified Institutional Buyer”), purchasing for its own account or for the account of a person that is a Qualified Institutional Buyer.  In determining whether the Transferee is a Qualified

J-1-1

Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee’s ownership and discretionary investments of securities (check one or more):

___	(a)
The Transferee’s most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

___	(b)
The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state or local governmental agency or self regulatory organization, or with a foreign governmental agency or self regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

___	(c)
The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

___	(d)
A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee’s most recent fiscal year, or, in the case of a Transferee that is a member of a “family of investment companies,” as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the “family of investment companies” as of a specific date on or since the close of the Transferee’s most recent fiscal year.

4.           The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

(a)           the following instruments and interests shall be excluded:  securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee’s “family of investment companies,” if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements;

J-1-2

securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

(b)           the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

(c)           securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority owned subsidiary that would be included in the consolidated financial statements of another enterprise.

5.           The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

6.           The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Certificate and payments thereon, (b) the nature and performance of the Mortgage Certificates and the Mortgage Loans, (c) the Agreement and the Trust Fund, and (d) any credit enhancement mechanism associated with the Transferred Certificates, that the Transferee has requested.

Very truly yours,

                                                                                                        _______________________________________________
(Transferor)

By: ____________________________________________
Name:
Title:

J-1-3

EXHIBIT J-2

FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF THE RULE 144A GLOBAL CERTIFICATES

[Date]

[REGISTRAR]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the “Certificates”)

Ladies and Gentlemen:

_________________ (the “Transferee”) intends to purchase from __________________ (the “Transferor”) the Certificates having an Original Class Balance as of February 27, 2009 (the “Closing Date”) of $______________ (the “Transferred Certificates”). The Certificates, including the Transferred Certificates, were issued pursuant to the Trust Agreement dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. The Transferee hereby certifies, represents and warrants to you, as Registrar, and for the benefit of the Depositor, the Trustee and the Transferor, that:

1.           If the Transferee is a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a person that is a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a person that is a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act.

2.           The Transferee has been furnished with all information regarding (a) the Transferred Certificates and payments thereon, (b) the nature and performance of the Mortgage Certificates and the Mortgage Loans and (c) the Agreement, that it has requested.

J-2-1

Very truly yours,

                                                                                                         _______________________________________
(Transferee)

By:_____________________________________
Name:
Title:

J-2-2

ANNEX 1 to EXHIBIT J-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [name of Registrar], as Registrar, with respect to the Certificates being transferred (the “Transferred Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.           As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”).

2.           The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because (i) the Transferee owned and/or invested on a discretionary basis $_________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___
Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___
Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

___
Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18

J-2-3

months preceding such date of sale for a foreign savings and loan association or equivalent institution.

____	Broker dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___
Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

___
State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Advisor. The Transferee is an investment advisor registered under the investment Advisers Act of 1940, as amended.

___
Other.  (Please supply a brief description of the entity and a cross reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

____________________________________________________________

____________________________________________________________

____________________________________________________________

3.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4.           For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

J-2-4

principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.           The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___           ___           Will the Transferee be purchasing the Transferred Certificates

Yes           No           only for the Transferee’s own account?

6.           If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.           The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                                                                                        _____________________________________________________________
Print Name of Transferee

By:___________________________________________________________
Name:
Title:

Date:

J-2-5

ANNEX 2 to EXHIBIT J-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [name of Registrar], as Registrar, with respect to the Certificates being transferred (the “Transferred Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.           As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.           The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

___
The Transferee owned and/or invested on a discretionary basis $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___
The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.           The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv)

J-2-6

repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.           The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

___           ___           Will the Transferee be purchasing the Transferred

Yes           No           Certificates only for the Transferee’s own account?

6.           If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.           The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                                                                        ___________________________________________
Print Name of Transferee or Adviser

By: ________________________________________
Name:
Title:

J-2-7

IF AN ADVISER:

                                                                                                        _______________________________________
Print Name of Transferee

Date:

J-2-8

EXHIBIT J-3

FORM OF REGULATION S TRANSFER CERTIFICATE

[Date]

[REGISTRAR]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the "Certificates")

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement, dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

This letter relates to U.S. $[__________] Certificate Balance of Class [__] Certificate which is held in the form of a Rule 144A Global Certificate ([CUSIP/ISIN] No. ___________) with the Depository in the name of [name of transferor] (the “Transferor”) to effect [the transfer of the Class [__] Certificate to a person who wishes to take delivery thereof in the form of an equivalent beneficial interest in a [Temporary Regulation S Global Class [__] Certificate to be held through Euroclear or Clearstream Luxembourg] [Permanent Regulation S Global Class [__] Certificate] (the “Transferee”)] [the exchange of the Class [__] Certificate for an equivalent beneficial interest in a [Temporary Regulation S Global Class [__] Certificate to be held through Euroclear or Clearstream Luxembourg] [Permanent Regulation S Global Class [__] Certificate].

In connection with such request, the Transferor does hereby certify that such [transfer] [exchange] has been effected in accordance with the transfer restrictions set forth in the Agreement and the Offering Memorandum dated February 27, 2009 relating to the Certificates and that the following additional requirements (if applicable) were satisfied:

(a) the offer of the Certificates was not made to a person in the United States;

(b) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

(c) no directed selling efforts were made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(d) the transfer or exchange is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(e) the Transferee is not a U.S. Person, as defined in Regulation S under the Securities Act;

J-3-1

(f) the transfer or exchange was made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be; and

(g) the Transferee is an institutional investor that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

You and the seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferor]

By:_________________________________________
Name:
Title:

cc: Banc of America Securities LLC

J-3-2

EXHIBIT J-4

FORM OF RULE 144A TRANSFER CERTIFICATE

[Date]

[REGISTRAR]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the "Certificates")

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement, dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

This letter relates to U.S. $[__________] Certificate Balance of Class [__] Certificate which is held in the form of a Temporary Regulation S Global Class [__] Certificate with the Depository [CUSIP/ISIN] No. ______________] in the name of [name of transferor] (the “Transferor”) to effect [the transfer of the Class [__] Certificate to a person who wishes to take delivery thereof in the form of an equivalent beneficial interest in a Rule 144A Global Class [__] Certificate (the “Transferee”)] [the exchange of the Class [__] Certificate for an equivalent beneficial interest in a Rule 144A Global Class [__] Certificate].

In connection with such request, and in respect of such Class [__] Certificates, the Transferor does hereby certify that such Class [__] Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and the Offering Memorandum dated February 27, 2009 relating to the Class [__] Certificates and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a Transferee that the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A, as amended, purchasing the Certificates for its own account or for the account of a person that is a qualified institutional buyer, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

[Name of Transferor]

By:____________________________________
Name:
Title:

cc: Banc of America Securities LLC

J-4-1

EXHIBIT J-5

FORM OF CLEARING SYSTEM CERTIFICATE

[Date]

[REGISTRAR]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the "Certificates")

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement, dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from member organizations appearing in our records as persons being entitled to a portion of the Class [__] Certificates equal to, as of the date hereof, U.S. $_____ (our “Member Organizations”), certifies with respect to such portion, substantially to the effect set forth in Annex A hereto.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Class [__] Certificate excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with this certificate is or would be relevant, we irrevocably authorized you to produce this certificate to any interested party in such proceedings.

Yours faithfully,

[CLEARSTREAM, LUXEMBOURG]

or

[JP MORGAN CHASE BANK,
Brussels office, as operator of the
Euroclear System]

By:_________________________________________

J-5-1

ANNEX A TO EXHIBIT J-5

FORM OF MEMBER ORGANIZATION CERTIFICATE

[Address to Euroclear or Clearstream, Luxembourg, as appropriate]

Re:	Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R1, Class [_] (the "Certificates")

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement, dated February 27, 2009 (the “Agreement”), between Banc of America Funding Corporation (the “Depositor”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

This is to certify that, as of the date hereof and except as set forth below, the Class [__] Certificates (the “Certificates”) held by you for our account (i) are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Certificates in transactions that did not require registration under the United States Securities Act of 1933, as amended (the “Securities Act”). As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the Securities Act.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

Dated: ____________, 200__(1)

Yours faithfully,

[Name of Person giving the certificate]

(1) To be dated no earlier than 15 days prior to the event to which the certification relates.

J-5-2

EXHIBIT K

FORM OF ERISA REPRESENTATION

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services - BAFC 2009-R1

Re:	Banc of America Funding 2009-R1 Trust, Mortgage
Certificate-Backed Certificates, Series 2009-R1, Class [______]

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [_______________________] (the “Transferor”) to [________________________________] (the “Transferee”) of the captioned Certificates (the “Transferred Certificates”), pursuant to Section 4.02 of the Trust Agreement dated February 27, 2009 (the “Agreement”) between the Depositor and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement.

The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

(a)           it is not, and is not acting on behalf of, an employee benefit plan or arrangement, subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

(b)           other than with respect to the Class A-R Certificates, it is (1) an accredited investor within the meaning of the Underwriter’s Exemption, and (2) an insurance company and the source of funds used to purchase the Transferred Certificates is an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), 60 Fed. Reg. 35925 (July 12, 1995)), and the purchase and holding of such Transferred Certificates is covered under Sections I and III of PTCE 95-60.

K-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Agreement.

Very truly yours,

                                                                                                        ____________________________________________
(Transferee)

By:__________________________________________
Name:________________________________________
Title:_________________________________________
Date:_________________________________________

K-2

EXHIBIT L

FORM OF INVESTMENT REPRESENTATION LETTER (CLASS A-R)

__________, ____

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services - BAFC 2009-R1

Banc of America Funding Corporation 2009-R1 Trust,
Mortgage Pass Through Certificates, Series 2009-R1, Class A-R

Ladies and Gentlemen:

In connection with our acquisition of the above Class A-R Certificate (the “Certificate”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act in reliance on Rule 144A under the Act (“Rule 144A”) and any such laws, (b) we are a “qualified institutional buyer,” as defined in Rule 144A and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificate for investment for our own account and not with a view to any distribution of such Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of the Certificate unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to

L-1

substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement.

Very truly yours,

                                                                                                        _______________________________________
Print Name of Transferee

By: ____________________________________

L-2

EXHIBIT M

RESIDUAL TRANSFER AFFIDAVIT

BANC OF AMERICA FUNDING CORPORATION
Mortgage Certificate-Backed Certificates
Series 2009-R1

STATE OF                                           )
                                                               )           ss.:
COUNTY OF                                        )

The undersigned, being first duly sworn, deposes and says as follows:

1.           The undersigned is an officer of ________________, the proposed Transferee of an Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Trust Agreement, (the “Agreement”), relating to the above-referenced Series, by and between Banc of America Funding Corporation, as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.           The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.           The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.           The Transferee has been advised of, and understands that a tax will be imposed on a “Pass Through entity” holding the Certificate if at any time during the taxable year of the Pass Through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the Pass Through entity an affidavit that such record holder is a Permitted Transferee and the Pass Through entity does not have actual knowledge that such affidavit is false; provided, that a Pass Through entity which is an “electing large partnership” under the Code will be subject to tax in all events. (For this purpose, a “Pass Through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in Pass Through entities as a nominee for another Person.) The Transferee further understands that it may incur tax liabilities with respect to the holding of the Certificate in excess of cash flows generated thereby.

5.           The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.           The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.

7.           The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.  The Transferee historically has paid its debts as they have become due and intends to do so in the future.  The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby.  The Transferee intends to pay any taxes associated with holding this Certificate as they become due.  The Transferee will not cause income with respect to the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

8.           The taxpayer identification number of the Transferee or its nominee is _______________.

9.           The Transferee is not a “Non Permitted Foreign Holder” as defined in Section 4.02(g)(2) of the Trust Agreement.

10.           The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.           The Transferee is not an employee benefit plan or arrangement that is subject to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of, or using assets of, such a plan or arrangement.

12.           If the Transferee is purchasing the Class A-R Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Exhibit 2 hereto.

*        *         *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of ____________, _____.

                                                                                                        _______________________________________
[Name of Transferee]

By:_____________________________________
Name:
Title:

Personally appeared before me the above-named __________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this _________ day of ____________, 20__.

                                                                                                        _______________________________________
NOTARY PUBLIC

My Commission expires the ______ day of
________________, 20__.

EXHIBIT 2

to

AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

☐
The consideration paid to the Transferee to acquire the Class A-R Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

OR

☐	The transfer of the Class A-R Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

(i)	the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class A-R Certificate will only be taxed in the United States;

(ii)
at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)
the Transferee will transfer the Class A-R Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

(iv)
the Transferee has determined the consideration paid to it to acquire the Class A-R Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

(v)
in the event of any transfer of the Class A-R Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Exhibit 2 as a condition of the transferee’s purchase of the Class A-R Certificate.